Exhibit 10.49

CONTRIBUTION AGREEMENT

by and among

VORNADO REALTY TRUST,

VORNADO REALTY L.P.,

CESC ROSSLYN L.L.C.,

and

ROBERT H. SMITH and ROBERT P. KOGOD

Dated as of May 12, 2005

i

3.7	Absence of Conflicts and Defaults	15

3.8	Vornado SEC Documents	16

3.9	No Securityholder Vote Required	16

3.10	Definition of “Knowledge”	16

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE GENERAL PARTNERS		16

4.1	Organization, Good Standing and Qualification	16

4.2	Enforceability	17

4.3	Capital Structure	17

4.4	No Subsidiaries	17

4.5	Property; Equipment Leases	18

4.6	Operating and Other Agreements	18

4.7	Noncontravention	18

4.8	Absence of Certain Changes or Events	19

4.9	Litigation	19

4.10	Intentionally Deleted	19

4.11	Space Leases	19

4.12	Intentionally Deleted	20

4.13	Intentionally Deleted	20

4.14	Environmental Compliance	20

4.15	Compliance with Laws and Other Instruments	20

4.16	Intentionally Deleted	20

4.17	Taxes	21

4.18	Vote Required; Consents	22

4.19	Subject Entity Financial Statements; Undisclosed Liabilities	22

4.20	Intentionally Deleted	23

4.21	Intellectual Property Rights	23

4.22	Investment Company Act of 1940	23

4.23	Intentionally Deleted	23

4.24	Employees	23

4.25	Related Party Transactions	24

4.26	Contracts and Debt Instruments	24

4.27	Standstill Agreements	25

4.28	Brokers and Finders	25

4.29	Definition of “Knowledge”	25

4.30	Securities Law Matters	25

4.31	Evidence of Partnership Interests	25

ARTICLE V COVENANTS		25

5.1	Execution of Tax Reporting and Protection Agreement	25

5.2	Information Statement	25

5.3	Vornado Partnership Agreement Amendment	27

5.4	Assignments of Interest; Limited Partner Acceptance Agreements for the Vornado Partnership Agreement	27

5.5	Reservation of Vornado Common Shares	27

5.6	Registration Rights Agreements	27

5.7	Title Insurance	27

5.8	Distributions	28

5.9	Maintenance of Subject Entities	28

ARTICLE VI CERTAIN COVENANTS PENDING THE TRANSACTION		28

6.1	Restrictions on Transfers of Interests in the Subject Entities	28

6.2	Consummation of Transaction	28

6.3	Conduct of Business by the Subject Entities Pending the Transaction	28

6.4	Other Actions	31

6.5	Commercially Reasonable Efforts; Notification	31

6.6	Public Announcements	32

6.7	Tax Matters	32

6.8	Estoppels	32

6.9	Permits	32

6.10	Binding Commitments	32

6.11	Certain Actions of General Partners	33

6.12	No Negotiations	33

6.13	Pre-Closing Disclosure of Breaches of Representations; Obligation to Cure	34

ARTICLE VII CONDITIONS TO THE CONSUMMATION OF TRANSACTION		35

7.1	Conditions to Each Party’s Obligation to Effect the Transaction	35

7.2	Conditions to the VNO Transaction Sub’s Obligation to Consummate the Transaction	36

7.3	Conditions to the Contributing Partners’ Obligation to Consummate the Transaction	39

ARTICLE VIII SURVIVAL; INDEMNIFICATION		41

8.1	Survival of Representations and Warranties	41

8.2	Indemnification of the Vornado Indemnified Persons	41

8.3	Escrow Agreement; Release of Escrow Units	48

8.4	Indemnification of the Contributing Partners	48

8.5	Costs of Enforcement	50

8.6	Exclusive Remedies	50

8.7	No Right of Offset	50

8.8	Recovery From Insurance Policies and Third Parties	51

ARTICLE IX THE CLOSING		51

9.1	Transaction Expenses	51

9.2	Prorations and Other Adjustments	53

9.3	Prorations Procedures	55

ARTICLE X TERMINATION		56

10.1	Termination	56

ARTICLE XI CASUALTY OR CONDEMNATION		57

11.1	Material Casualty or Condemnation	57

11.2	Immaterial Casualty or Condemnation	57

11.3	Materiality	58

ARTICLE XII GENERAL PROVISIONS		58

12.1	Notices	58

12.2	Specific Performance	58

12.3	Further Assurances	58

12.4	Consents	59

12.5	Binding Effect	59

12.6	Construction	59

12.7	Waiver of Jury Trial	59

12.8	Governing Law; Submission to Jurisdiction; Service of Process	59

12.9	Headings	60

12.10	Assignment	60

12.11	Counterparts	60

12.12	Severability	60

v

12.13	Entire Agreement; Amendment	60

12.14	No Waiver	60

ATTACHMENTS TO AGREEMENT

ANNEXES

Annex I	Description of Paris Property
Annex II	Description of Geneva Property

DEFINED TERMS

Table of Defined Terms

EXHIBITS

Exhibit A	Form of Assignment of Interest
Exhibit B	Form of Limited Partner Acceptance Agreement of Vornado Partnership Agreement
Exhibit C-1	Form of Escrow Agreement
Exhibit C-2	Form of Deposit Escrow Agreement
Exhibit D	Securities Law Matters
Exhibit E	Form of Tax Reporting and Protection Agreement
Exhibit F	Form of Amendment to the Vornado Partnership Agreement
Exhibit G- 1	Form of Registration Rights Agreement
Exhibit G-2	Form of Amendment to Registration Rights Agreement

SCHEDULES

Schedule 1.1	List of Partners/Interest Holders of the Subject Entities
Schedule 4.3	List of Partners/Interest Holders with Interests Outstanding
Schedule 4.5(a)	Paris Encumbrances
Schedule 4.5(b)	Geneva Encumbrances
Schedule 4.5(e)	Equipment Leases
Schedule 4.7	Consents - Noncontravention
Schedule 4.8	Distributions of Net Cash
Schedule 4.9	Litigation
Schedule 4.10	Governmental Notices
Schedule 4.11(d)	Leasing Commissions
Schedule 4.11(e)	Tenant Improvement Allowances
Schedule 4.17(a)	Tax Returns
Schedule 4.18	Consents Required
Schedule 4.21	Intellectual Property
Schedule 4.25	Related Party Agreements
Schedule 4.26(a)	Derivative Instruments
Schedule 4.26(b)	Prepayment Penalty
Schedule 6.3	Conduct of Business by Subject Entities
Schedule 7.1(c)	Modifications to Governing Documents

Schedule 7.1(d)	Modifications to Geneva LP Governing Documents
Schedule 12.1	Notice Addresses

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of May 12, 2005, by and among VORNADO REALTY TRUST (the “Company”), a Maryland real estate investment trust and the sole general partner of Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), the OPERATING PARTNERSHIP, CESC ROSSLYN L.L.C., a Delaware limited liability company and wholly-owned subsidiary of the Operating Partnership (the “VNO Transaction Sub” and, together with the Company and the Operating Partnership, “Vornado”), and ROBERT H. SMITH and ROBERT P. KOGOD, as members, general partners and limited partners of the Subject Entities (each, a “General Partner” and, collectively, the “General Partners”), as Representatives (as defined herein), and, for purposes of ARTICLE VIII only, each of Mr. Smith and Mr. Kogod, individually.

RECITALS

WHEREAS, Paris Associates Limited Partnership, a Virginia limited partnership (“Paris LP”) is the owner of certain real property and improvements located in Arlington County, Virginia at 1601 North Kent Street, 1611 North Kent Street, 1621 North Kent Street, 1701 North Kent Street and 100 Wilson Boulevard, as more particularly described on Annex I, as well as a limited partner interest in Geneva LP;

WHEREAS, Geneva Associates Limited Partnership, a Virginia limited partnership (“Geneva LP”) is the owner of certain real property and improvements located in Arlington County, Virginia at 1777 North Kent Street, as more particularly described on Annex II;

WHEREAS, Rome Associates Limited Partnership, a Virginia limited partnership (“Rome LP”) is the owner of a limited partner interest in Geneva LP;

WHEREAS, Paris LLC, a Virginia limited liability company (“Paris LLC,” and together with Paris LP, Geneva LP and Rome LP, the “Subject Entities”), is the owner of the general partner interest in Paris LP;

WHEREAS, the Operating Partnership desires to cause the VNO Transaction Sub (which is a disregarded entity for federal tax purposes) to acquire (i) from the General Partners, all member, general partner and limited partner interests of the General Partners in the Subject Entities, and (ii) from the Other Partners, all member, general partner and limited partner interests of the Other Partners in the Subject Entities to the extent that such Other Partners elect to contribute such interests to the VNO Transaction Sub in accordance with this Agreement, all in exchange for Class A Units of limited partnership interest of the Operating Partnership (each, a “Unit” and, collectively, the “Units”; such exchange, the “Transaction”);

WHEREAS; the parties hereto wish to set forth the terms and conditions on and subject to which they shall carry out the Transaction.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, the parties hereto do hereby agree as follows:

ARTICLE I

THE TRANSACTION

1.1                               Contribution and Conveyance of Interests.  On the Closing Date, on the terms and subject to the satisfaction or waiver of the applicable conditions set forth herein, the General Partners and all other members, general partners and limited partners of the Subject Entities who are listed on Schedule 1.1 and who elect to participate in the Transaction in accordance with the terms of this Agreement (the “Other Partners,” and collectively with the General Partners, the “Contributing Partners”) shall contribute and convey to the VNO Transaction Sub, and the VNO Transaction Sub shall accept from the Contributing Partners, all of the Contributing Partners’ right, title and interest in and to the member, general partner and limited partner interests in the Subject Entities (collectively, “Contributed Interests”).

1.2                               Liabilities to be Assumed by the VNO Transaction Sub.  On the terms and subject to the conditions set forth herein, the VNO Transaction Sub shall assume only the following liabilities of the Contributing Partners relating to the Contributed Interests that they convey to the VNO Transaction Sub on the Closing Date (collectively, the “Assumed Liabilities”), such assumption to be effective as of the Effective Date, except as noted below:  all liabilities in respect of the Contributed Interests arising under the Governing Documents on or after the Closing Date.

1.3                               Closing.  The consummation of the Transaction described in Section 1.1 (“Closing”) shall take place on such date and time as the Company and the Operating Partnership may select by at least five (5) days’ prior notice to the General Partners but not more than thirty (30) days following expiration of the later of (i) the Study Period, and (ii) the solicitation period specified in the Information Statement (as defined herein) and the satisfaction or waiver of the applicable conditions to the Closing set forth in ARTICLE VII; provided, however, that (subject to the satisfaction or waiver of such conditions to the Closing) the Closing Date shall be no later than July 29, 2005, unless the Operating Partnership and the General Partners shall otherwise agree (the “Closing Date”); provided, however, that, subject to Section 1.5(b)(iii), such date may be extended by Vornado by such additional period, not to exceed 60 days in the aggregate, as may reasonably be necessary to allow the satisfaction of the conditions set forth in Sections 7.1 and 7.2.  The Closing shall be effective as of 12:01 A.M. on the Closing Date unless the parties otherwise agree (“Effective Date”).  The Closing shall be held at the offices of Arnold & Porter LLP, 555 12th Street, N.W., Washington, D.C. 20004, or at such other location as the parties may agree.

1.4                               Title.  On the Closing Date, the VNO Transaction Sub shall acquire good and indefeasible title to the Contributed Interests, free of any Lien, mortgage, deed of trust, reservation, assignment, agreement, condition, restriction, or title defect (each, an “Exception”), other than Permitted Exceptions.  For purposes of this Agreement, a “Lien” shall mean any lien, charge, encumbrance, security interest, assignment (whether absolute, present, future, conditional, collateral or otherwise), pledge, option, transfer restriction, agreement, covenant, adverse claim, order, decree or judgment.  For purposes of this Agreement, “Permitted Exceptions” shall mean, as to the Contributed Interests, the terms and conditions of the Governing Documents.

1.5                               Consideration.

(a)                                  Issuance of Units - General.  The Units to be issued by the Operating Partnership at Closing shall be calculated separately with respect to the Geneva Property (as set forth in Section 1.5(b)) and the Paris Property (as set forth in Section 1.5(c)).  The gross aggregate value of the Geneva Property and Paris Property, not including the adjustment for cash held by the Subject Entities or other prorations and adjustments, all as provided in this Section 1.5 and Section 9.2, is $170,200,000 (“Exchange Value”).  For purposes of this Agreement:

(i)                                     the term “Paris Interest” means a Contributed Interest that is a limited partnership interest in Paris LP or a membership interest in Paris LLC;

(ii)                                  the term “Paris Percentage” means, with respect to a given Paris Interest:

(A)                              if such Paris Interest is a limited partnership interest in Paris LP, the percentage ownership in Paris LP represented by such interest; and

(B)                                if such Paris Interest is a membership interest in Paris LLC, the product of (x) the percentage ownership in Paris LLC represented by such interest and (y) the percentage ownership in Paris LP held by Paris LLC.

(iii)                               the term “Geneva Percentage” means, with respect to a given Contributed Interest:

(A)                              if such Contributed Interest is a limited partnership interest in Geneva LP, the percentage ownership in Geneva LP represented by such interest;

(B)                                if such Contributed Interest is a Paris Interest, the product of (x) the Paris Percentage of such interest and (y) the percentage ownership in Geneva LP held by Paris LP; and

(C)                                if such Paris Interest is a membership interest in Rome LP, the product of (x) the percentage ownership in Rome LP represented by such interest and (y) the percentage ownership in Geneva LP held by Rome LP;

(iv)                              the term “Paris Allocation” means 58.871915%, unless such percentage is modified pursuant to Section 5.2(b); and

(v)                                 the term “Geneva Allocation” means 41.128085%, unless such percentage is modified pursuant to Section 5.2(b).

(b)                                 Issuance of Units – Geneva Property.

(i)                                     At Closing, subject to Section 1.5(d), the Contributing Partners shall receive from the Operating Partnership on behalf of the VNO Transaction Sub, as consideration for the contribution to the VNO Transaction Sub of the Contributed Interests, subject to the Assumed Liabilities, at Closing, a number of Units, equal to (with the following operations being performed in the order set forth):

(v)           an amount equal to the Geneva Allocation multiplied by the Exchange Value (the “Geneva Exchange Value”) less (a) the outstanding principal under the Permitted Mortgage Debt allocable to the Geneva Property as of the Closing Date, less (b) the net aggregate credit to Vornado, if any, as a result of the prorations and adjustments made on the Closing Date pursuant to Section 9.2 allocable to the Geneva Property (the “Geneva Closing Date Prorations”), plus (c) the net aggregate debit, if any, to Vornado as a result of the Geneva Closing Date Prorations, multiplied by

(w) the sum of the Geneva Percentages represented by the Contributed Interests,

less

(x) the Specified Vornado Transaction Costs multiplied by the Geneva Allocation,

plus

(y) the Specified General Partner Transaction Costs multiplied by the Geneva Allocation,

divided by

(z) the Deemed Value per Unit.

For purposes of this Agreement, the “Deemed Value” per Unit shall be $74.00, subject to Section 1.5(b)(iii).

(ii)                                  Notwithstanding the foregoing, a number of Units otherwise entitled to be received by the Contributing Partners pursuant to this Section 1.5(b) in exchange for the contribution of the Contributed Interests (collectively, the “Geneva Escrow Units”) shall be retained and held pursuant to the Escrow Agreement in accordance with the terms of this Agreement and the Escrow Agreement.  The number of Geneva Escrow Units shall be calculated as follows:  $1,000,000.00 divided by the Deemed Value per Unit, multiplied by the Geneva Allocation, and rounded in accordance with Section 1.5(d).

(iii)                               Notwithstanding any other provision of this Agreement, if the Closing Date is extended by Vornado pursuant to Section 1.3 to a date after July 29, 2005, then:

(w)                               if the VNO Stock Price (as defined below), calculated as of the Closing Date, is greater than or equal to $70.30 and less than or equal to $77.70, then this Section 1.5(b)(iii) shall have no effect.;

(x)                                   if the VNO Stock Price, calculated as of the Closing Date, is less than $70.30, then the Deemed Value per Unit shall equal $70.30;

(y)                                 if the VNO Stock Price, calculated as of the Closing Date, is greater than $77.70, then the Deemed Value per Unit shall equal $77.70; and

(z)                                   for purposes of this Agreement, the term “VNO Stock Price” as a of a given date shall mean the average closing price on the New York Stock Exchange of common shares of Vornado Realty Trust (Ticker Symbol VNO) for the ten (10) consecutive trading days ending on and including the trading day preceding such date.

(c)                                  Issuance of Units – Paris Specific Property.

(i)                                     At Closing, subject to Section 1.5(d), and in addition to the Units to be transferred in accordance with Section 1.5(b), the Contributing Partners who are contributing Paris

Interests shall receive from the Operating Partnership on behalf of the VNO Transaction Sub, as consideration for the contribution to the VNO Transaction Sub of the Paris Interests, subject to the Assumed Liabilities, at Closing, a number of Units, equal to (with the following operations being performed in the order set forth):

(v) an amount equal to the Paris Allocation multiplied by the Exchange Value (the “Paris Exchange Value”) less (a) the outstanding principal under the Permitted Mortgage Debt allocable to the Paris Property (other than Paris LP’s interest in Geneva LP) (the “Paris Specific Property”) as of the Closing Date, less (b) the net aggregate credit to Vornado, if any, as a result of the prorations and adjustments made on the Closing Date pursuant to Section 9.2 allocable to the Paris Specific Property (the “Paris Closing Date Prorations”), plus (c) the net aggregate debit, if any, to Vornado as a result of the Paris Closing Date Prorations, multiplied by

(w) the sum of the Paris Percentages represented by the Contributed Interests that are Paris Interests,

less

(x) the Specified Vornado Transaction Costs multiplied by the Paris Allocation,

plus

(y) the Specified General Partner Transaction Costs multiplied by the Paris Allocation,

divided by

(z) the Deemed Value per Unit.

(ii)                                  Notwithstanding the foregoing, a number of Units otherwise entitled to be received by the Contributing Partners pursuant to this Section 1.5(c) in exchange for the contribution of the Contributed Interests that are Paris Interests (collectively, the “Paris Escrow Units”) shall be retained and held pursuant to the Escrow Agreement in accordance with the terms of this Agreement and the Escrow Agreement.  The number of Paris Escrow Units shall be calculated as follows:  $1,000,000.00 divided by the Deemed Value per Unit, multiplied by the Paris Allocation, and rounded in accordance with Section 1.5(d).

(d)                                 No Registration.  Notwithstanding any other provision of this Agreement or any other agreement, if the issuance of Units pursuant to this Section 1.5 would constitute an offering or issuance of securities which is required to be registered with appropriate governmental authorities under the laws of any applicable federal, state or other jurisdiction (other than the filing of a notice Form D with the Securities and Exchange Commission (the “Commission”), if applicable), the Operating Partnership shall not be obligated to deliver the Units (and such Units shall not be considered to have been offered), this Agreement shall terminate and no party hereto shall have any further liability under or in respect of this Agreement to any other party hereto.

(e)                                  No Fractional Units.  The Operating Partnership shall not issue or deliver any fractional Units in the Transaction or upon the distribution of Units by the Escrow Agent (as defined herein).  Prior to any rounding of Units at Closing pursuant to this Section 1.5(e), Units to be received by each Contributing Partner pursuant to Section 1.5(b) and, if applicable, Section 1.5(c), shall be aggregated, and the aggregate amount of Geneva Escrow Units and, if applicable, Paris Escrow Units, shall be calculated.  The aggregate Units so calculated to be issued to a given Contributing Partner or to be withheld from a given Contributing Partner pursuant to the Escrow Agreement shall be rounded such that (i) fractions of a Unit otherwise issuable that are greater than or equal to one-half of a Unit shall be rounded to the next largest integral number of Units, and (ii) fractions of a Unit otherwise issuable that are less than one-half of a Unit shall be rounded down to the next smallest integral number of Units.

(f)                                    Admission to the Operating Partnership.  Notwithstanding any other provision contained in this Agreement, upon the Closing, each Contributing Partner acquiring Units shall be automatically admitted to the Operating Partnership as a limited partner of the Operating Partnership, without any further act, approval or vote of any Person.  Each Contributing Partner shall, upon such admission, be subject to, and bound by, the Vornado Partnership Agreement, including all of the terms and conditions of such agreement, the power of attorney granted in Section 15.11 thereof and the terms agreed to in the Limited Partner Acceptance Agreement executed by each such Contributing Partner.  The name of each such Contributing Partner and the number of Units issued to each such Contributing Partner at the Closing shall be recorded by the Company, as general partner of the Operating Partnership, in the books and records of the Operating Partnership.

For purposes of this Agreement, “Person” means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or other form of business or legal entity.

1.6                               Federal Income Tax Characterization.  The General Partners and Vornado each intends that (i) the Transaction shall be treated as a contribution of the Contributed Interests by the Contributing Partners to the Operating Partnership solely in exchange for Units and within the scope of Section 721 of the Internal Revenue Code of

1986, as amended (the “Code”), and (ii) the VNO Transaction Sub and any other wholly-owned subsidiary of the Operating Partnership that is involved in the Transaction shall be disregarded for federal income tax purposes.  Each Contributing Partner and Vornado shall treat the Transaction as set forth in this Section 1.6 for all federal income tax purposes.

1.7                               Escrow; Appointment of Representatives.

(a)                                  At the Closing, the Operating Partnership shall deposit or cause to be deposited in escrow with the escrow agent named in the Escrow Agreement (as defined herein) (the “Escrow Agent”) the Geneva Escrow Units and the Paris Escrow Units (collectively, the “Escrow Units”).  Such Units shall be deposited by the Contributing Partners, and shall be held and released in accordance with the terms of this Agreement and that certain Escrow Agreement dated as of the Closing Date, among the Company, the Operating Partnership, Messrs. Smith and Kogod, each in his capacity as an individual and a Representative, and the Escrow Agent in substantially the form attached hereto as Exhibit C-1 (the “Escrow Agreement”).  The voting, distribution and other rights with respect to the Escrow Units shall be as set forth in the Escrow Agreement.

(b)                                 The General Partners are hereby authorized and appointed to act for, and on behalf of, the representatives of any and all of the Contributing Partners (the “Representatives”), (with full power of substitution) in connection with the Transaction or this Agreement, including any assertion of any and all claims for satisfaction of a loss by the Company, the Operating Partnership or certain affiliates pursuant to the terms of this Agreement, the provisions of the Escrow Agreement and the Deposit Escrow Agreement pertaining thereto and all actions and determinations in connection therewith.  The General Partners hereby agree that the Company and the Operating Partnership may rely upon the authority of the Representatives to act without any inquiry.  Each Other Partner electing to become a Contributing Partner hereby designates and appoints the General Partners (either of whom may act) as its true and lawful attorney-in-fact to execute and deliver, in its name, place and stead, the Tax Reporting and Protection Agreement.  Each Other Partner electing to become a Contributing Partner shall be bound by this Section 1.7(b) and all other provisions in this Agreement.

1.8                               Transfer Restrictions; Redemption Rights.

(a)                                  The Contributing Partners shall not have the right, during the period commencing on the Closing Date and ending on the first anniversary thereof, to sell, pledge, hypothecate, transfer or otherwise dispose of, in whole or in part, directly, indirectly or beneficially, any of the Units issued in connection with the Transaction.  Notwithstanding the foregoing, pursuant to Sections 11.3(A) of the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as heretofore amended and as further amended pursuant to Section 5.3 hereof (the “Vornado Partnership Agreement”), the Company, as general partner of the Operating Partnership, hereby agrees that a Contributing Partner may transfer all or a portion of its Units issued in connection with the Transaction (i) in the case of a Contributing Partner who is an individual, to his or her Immediate Family, any trust formed solely for the benefit of such Contributing Partner and/or any member of his or her Immediate Family, or any partnership, limited liability company, joint venture, corporation or other business entity in which such Contributing Partner and/or any member of his or her Immediate Family, directly or indirectly, own at least seventy-five percent (75%) of the equity interests, (ii) in the case of a Contributing Partner which is a trust, to the beneficiaries of such trust who are accredited investors (each, an “Accredited Investor”), as such term is defined pursuant to Rule 501 of Regulation D, (iii) in the case of a Contributing Partner which is a partnership, limited liability company, joint venture, corporation, or other business entity, to any of its partners, members, joint venturers, stockholders, or other owners, as the case may be, who directly or indirectly owned interests in the Contributing Partner at the time of the proposed transfer and who are Accredited Investors, (iv) pursuant to a gift or other transfer without consideration, (v) pursuant to applicable laws of descent or distribution, and (vi) to a charitable foundation established and maintained by or on behalf of such Contributing Partner or a member of such Contributing Partner’s Immediate Family.  In the case of any transfer described in clauses (i) through (vi) of the preceding sentence, any transfer must also comply with Sections 11.3(C), 11.3(D), 11.3(E), 11.4 and 11.6 of the Vornado Partnership Agreement and then only if the transferee agrees in a writing satisfactory to the Company, as general partner of the Operating Partnership, acting reasonably, to be bound by the transfer restrictions contained in this Section 1.8(a).  A trust or other entity may be considered formed “for the benefit” of a Contributing Partner’s Immediate Family member even though some other Person has a remainder interest under or with respect to such trust or other entity.  For purposes of this Agreement “Immediate Family” means, in the case of a Partner or a Contributing Partner who is an individual, his or her spouse, parents, descendants (natural, adoptive or by re-marriage), nephews, nieces, brothers, sisters and their respective spouses.

Notwithstanding this Section 1.8(a), without the prior written consent of the Operating Partnership, no Contributing Partner may transfer or redeem Escrow Units (which will continue to be subject to the limitations on transfers and redemptions in the Vornado Partnership Agreement) prior to any release of such units pursuant to the terms of the Escrow Agreement.

(b)                                 All Units issued pursuant to this Agreement shall contain an appropriate restrictive legend describing the restrictions on transfer that are applicable to such Units.

(c)                                  The Units issued pursuant to this Agreement shall have the redemption rights set forth in the Vornado Partnership Agreement, as amended by the Amendment to the Vornado Partnership Agreement attached as Exhibit F hereto.

ARTICLE II

THE STUDY PERIOD AND DEPOSIT ESCROW

2.1                               Study Period.  The General Partners shall, from the Execution Date until forty-five (45) days after the Execution Date (the “Study Period”), and if Vornado elects to proceed to Closing under the terms of this Agreement then through the Closing Date, provide to Vornado and its representatives access to (x) all documents, contracts, books and records in the possession of the General Partners or the Subject Entities regarding the Property, (y) the employees, consultants and contractors with responsibility for or material information regarding the Property, and (z) such other information as Vornado reasonably deems necessary (the “Due Diligence”).  Notwithstanding the foregoing, the General Partners shall be entitled to withhold documents relating solely to the marketing for sale of the Property.  Vornado may conduct physical inspections and testing of the Property; provided that, Vornado shall promptly restore any damage caused by such testing to its condition prior to such Due Diligence and shall indemnify and defend the Subject Entities and the General Partners from any and all liability which may arise as a result of the performance of the review of the Due Diligence.  The General Partners shall cooperate and shall use commercially reasonable efforts to cause the Subject Entities’ representatives to cooperate fully with Vornado and its representatives in permitting reasonable access to the Property to conduct the Due Diligence.  Such access may be either during normal business hours or after normal business hours after the giving of reasonable advance notice to either of the General Partners or any of their designated representatives.

2.2                               Operating Information.  The parties to this Agreement hereby acknowledge that the General Partners delivered the following to Vornado on or prior to the Execution Date, or shall deliver the same to Vornado within one (1) week after the Execution Date:  (i) an initial Rent Roll (as defined herein) dated as of the Execution Date, (ii) a copy of every Space Lease in effect as of the Execution Date, (iii) a list of all Equipment Leases and Operating Agreements and all employees engaged in the management and operation of the Property, including their salaries, and (iv) all surveys, title policies, evidence of zoning and subdivision, development plans, structural plans and specifications, operation and maintenance plans, ADA audits, environmental and engineering reports and studies related to the Property available to the Subject Entities and/or the General Partners (the “Preliminary Diligence Materials”).  At Closing, the General Partners shall represent and warrant that each Rent Roll is true, correct and complete in all material respects.  Prior to the termination of the Study Period, the General Partners will give the Operating Partnership five (5) days’ prior notice of any proposed lease, renewal, option or other modification with a tenant or any letter of intent with a prospective tenant for space at the Property, other than leases of individual residential units in the ordinary course of business.  In addition, notwithstanding any other provision of this Agreement, the parties acknowledge and agree that the Schedules to this Agreement have not been attached hereto on the Execution Date; the General Partners shall use commercially reasonable efforts to cause such Schedules to be prepared and delivered to Vornado within one (1) week after the Execution Date.

2.3                               Termination.  If, in its sole and absolute discretion, Vornado is not satisfied with any of the results of its review of the Due Diligence or the Preliminary Diligence Materials, or if Vornado chooses, for any reason or for no reason, not to proceed with the Transaction, then Vornado shall have the right to terminate this Agreement by giving written notice (“Termination Notice”) to the General Partners in the manner set forth in Section 12.1, on or before the expiration of the Study Period.  Following such notice, Vornado shall be entitled to recover any cash or letter of credit deposited, pursuant to the Deposit Escrow Agreement and any earnings thereon.  In the event that this Agreement is terminated pursuant to this Section 2.3, the parties hereto (except with respect to the indemnification obligation set forth in Section 2.1 and any other continuing obligations specifically provided for in this Agreement) shall be relieved from all further obligation or liability hereunder except that Vornado shall return all materials provided to it pursuant to this ARTICLE II.  In the event that Vornado fails to deliver the Termination Notice as and when required by ARTICLE X, Vornado shall be deemed to have waived its termination right hereunder.

2.4                               Confidentiality.  The parties hereto each agree to, and to cause each of its respective subsidiaries or affiliates that is an entity and any employees, agents, officers, directors, shareholders, partners and advisors of itself or any of its subsidiaries or affiliates that are entities to, hold, any nonpublic information now or hereafter acquired from any of the parties in strict confidence and not to use such information for any purpose except in connection with the Transaction or the other transactions contemplated by this Agreement and shall not disclose any such information to any Person other than its own subsidiaries and directors, trustees, officers, employees, accountants, counsel, financial advisors and other representatives and affiliates without the prior written consent of the party whose nonpublic information would be disclosed.

2.5                               Deposit.  Concurrently with the execution of this Agreement, the Operating Partnership shall deposit or cause to be deposited in escrow with the escrow agent named in the Deposit Escrow Agreement the amount of $1,250,000.00 in cash or an irrevocable letter of credit in a form reasonably acceptable to the General Partners and expiring not less than six months after issuance.  Any funds deposited pursuant to the Deposit Escrow Agreement and all earnings thereon shall be held and released in accordance with the terms of this Agreement and that certain Deposit Escrow Agreement of even date herewith among the Company, the Operating Partnership, the General Partners and Walker Title & Escrow Company, Inc., the escrow agent, in substantially the form attached hereto as Exhibit C-2 (the “Deposit Escrow Agreement”).  If the Operating Partnership elects to terminate this Agreement pursuant to Sections 2.3 and 10.1(g), the deposit and all earnings thereon shall be returned to the Operating Partnership.  If this Agreement is not terminated at or prior to the expiration of the Study Period, the amount of the deposit under the Deposit Escrow Agreement shall be increased to $2,500,000.00.  Thereafter, if this Agreement is terminated pursuant to (i) Section 10.1(c) as a result of a failure of the condition set forth in Section 7.3 (other than as a result of a failure of the condition set forth in Section 7.3(f)), or (ii) Section 10.1(e), such deposit and all earnings thereon shall be released to the General Partners.  If this Agreement is terminated other than as set forth in the immediately preceding sentence, including as a result of the failure of a condition to Closing

(including the failure to obtain all necessary consents of the Vornado Board), the deposit and all earnings thereon shall be released to the Operating Partnership in accordance with the terms of the Deposit Escrow Agreement.  At Closing the deposit and all earnings thereon shall be released to the Operating Partnership in accordance with the terms of the Deposit Escrow Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF VORNADO

The Company, the Operating Partnership and the VNO Transaction Sub, jointly and severally, represent and warrant to the Contributing Partners as follows, which representations and warranties will be true and will be given as of the date of this Agreement (the “Execution Date”) and the Closing Date will survive the Closing Date as set forth in Section 8.1:

3.1                               Organization, Good Standing and Power of the Company and the Operating Partnership.  The Company is a real estate investment trust (“REIT”) duly formed and existing under the laws of Maryland in good standing with the State Department of Assessments and Taxation of Maryland, with the trust power to own, lease and operate its properties and to conduct its business as it is currently being conducted and to enter into and perform its obligations under this Agreement.  The Company is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the business, properties, assets, financial condition or results of operations of the Company, the Operating Partnership and the entities in which the Company or the Operating Partnership, directly or indirectly, owns or controls 50% or more of the voting or economic interest (each, a “Vornado Subsidiary” and collectively, the “Vornado Subsidiaries”), taken as a whole (a “Vornado Material Adverse Effect”).  The Company has provided or made available to the General Partners complete and correct copies of its Amended and Restated Declaration of Trust (the “Declaration of Trust”) and Amended and Restated Bylaws (the “Bylaws”), as amended or supplemented to the date of this Agreement (which includes all resolutions of the Board of Trustees of the Company (the “Vornado Board”) taken pursuant to the Declaration of Trust or Bylaws that have the effect of changing or waiving provisions of those documents or designating the terms of equity securities issued pursuant to the Declaration of Trust).  The Operating Partnership has furnished to the General Partners true, correct and complete copies of its Certificate of Limited Partnership and the Vornado Partnership Agreement, both as amended or supplemented to the date of this Agreement.

(a)                                  The Company is organized in conformity with the requirements for qualification as a REIT under the Code and currently intends to operate in a manner which allows the Company to continue to meet the requirements for taxation as a REIT under the Code.

(b)                                 The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has the partnership power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Vornado Material Adverse Effect.  The Company is the sole general partner of, and owned an approximately eighty-seven percent (87%) common limited partner interest in, the Operating Partnership as of December 31, 2004.

(c)                                  Each Vornado Subsidiary, other than the Operating Partnership, which is covered in paragraph above, has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its organization and has the power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Vornado Material Adverse Effect.

3.2                               Capitalization. Each of the Company and the Operating Partnership has the capitalization disclosed in the respective Annual Reports on Form 10-K of the Company and the Operating Partnership for the year ended December 31, 2004 (including all documents incorporated therein by reference) and any reports, schedules, forms, statements and other documents filed with the Commission since January 1, 2005 (collectively, the “Vornado SEC Documents”).  All of the issued and outstanding shares of beneficial interest, par value $.04 per share of the Company (“Vornado Common Shares”) and the issued and outstanding units of beneficial interest in the Operating Partnership have been duly and validly authorized and issued and are fully paid and nonassessable.

3.3                               Authorization of this Contribution Agreement.  Each of the Company, the Operating Partnership and the VNO Transaction Sub has the requisite trust, partnership or limited liability company, as the case may be, power and authority to enter into this Agreement and, subject to obtaining the necessary consent of the Vornado Board, to consummate the transactions contemplated by this Agreement to which the Company, the Operating Partnership or the VNO Transaction Sub (as the case may be) is a party.  The execution and delivery of this Agreement by each of the Company, the Operating Partnership and the VNO Transaction Sub and, subject to obtaining the necessary consent of the Vornado Board, the consummation by the Company, the Operating Partnership and the VNO Transaction Sub of the transactions contemplated by this Agreement to which the Company, the Operating Partnership or the VNO Transaction Sub, as the case may be, is a party have been duly authorized by all necessary trust, partnership or limited liability company, as the case may be, action on the part of each of the Company, the Operating Partnership and the VNO Transaction Sub.  This Agreement has been duly executed and delivered by each of the Company, the

Operating Partnership and the VNO Transaction Sub and constitutes a valid and binding obligation of each of the Company, the Operating Partnership, and the VNO transaction Sub, enforceable against each of the Company, the Operating Partnership and the VNO Transaction Sub in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.4                               Financial Statements.  The consolidated financial statements of the Company and the Operating Partnership included in their respective Annual Reports on Form 10-K for the year ended December 31, 2004 (collectively, the “Vornado Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the period involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of GAAP, the consolidated financial position of the Company and the Vornado Subsidiaries, taken as a whole, as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended, except for liabilities and obligations which would not have a Vornado Material Adverse Effect.  Except as set forth in the Vornado Financial Statements, to the knowledge of the Company, neither the Company nor any Vornado Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company or which, individually or in the aggregate, would have a Vornado Material Adverse Effect.

3.5                               Absence of Certain Changes or Events.  Except as disclosed in the Vornado SEC Documents, since December 31, 2004, neither the Company nor any of the Vornado Subsidiaries has sustained an occurrence or circumstance that has had a Vornado Material Adverse Effect (a “Vornado Material Adverse Change”), nor has there been any occurrence or circumstance that with the passage of time would reasonably be expected to result in a Vornado Material Adverse Change.

3.6                               Taxes.

(a)                                  As used in this Agreement, “Taxes” will include all federal, state, local and foreign income, property, sales, employee withholding, excise and other taxes, tariffs or governmental charges of any nature whatsoever, together with penalties, interest or additions to Tax with respect thereto.

(b)                                 The Company, (i) beginning with its taxable year ended December 31, 1993 and through the most recent December 31, has been subject to taxation as a REIT within the meaning of the Code and has satisfied all requirements to qualify as a REIT for such years, (ii) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT for the tax year ending December 31, 2005, and (iii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a REIT, and to the knowledge of Vornado, no such challenge is pending or threatened.

(c)                                  The Operating Partnership (i) beginning with its taxable year ended December 31, 1997 has qualified as a partnership for federal income tax purposes (and is not classified as an association taxable as a corporation for federal income tax purposes), (ii) has operated, and intends to continue to operate, in such a manner as to qualify as a partnership and avoid classification as a corporation and (iii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a partnership, and to the knowledge of Vornado, no such challenge is pending or threatened.  VNO Transaction Sub is an entity that is disregarded for federal income tax purposes with the Operating Partnership treated for federal income tax purposes as owning all assets owned by VNO Transaction Sub.

3.7                               Absence of Conflicts and Defaults.  The execution and delivery of this Agreement and the compliance by Vornado with all of the provisions of this Agreement, and the consummation of the transactions contemplated herein, including the issuance of the Units by the Operating Partnership, and any Common Shares issuable upon the redemption of such Units, will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company, the Operating Partnership, the VNO Transaction Sub or any other Vornado Subsidiary under (i) the Declaration of Trust or Bylaws or the comparable organizational documents of any such entity, each as amended or supplemented to the date of this Agreement, (ii) any loan or credit agreement, note, bond, mortgage, indenture, reciprocal easement agreement, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company, the Operating Partnership, the VNO Transaction Sub or any other Vornado Subsidiary or their respective properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any law, ordinance, governmental rule, permit, license, regulation, judgment, order or court decree (collectively, “Laws”) applicable to the Company, the Operating Partnership, the VNO Transaction Sub or any other Vornado Subsidiary or their respective properties or assets, other than, in the case of clause (ii) or (iii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate would not (x) have a Vornado Material Adverse Effect, or (y) prevent the consummation of the Transaction.  No consent, approval, order or authorization of, or registration, declaration or filing with, any nation, government, state or political subdivision of or any agency or department of any thereof (collectively, “Governmental Entity”) is required by or with respect to the Company, the Operating Partnership, the VNO Transaction Sub or any other Vornado Subsidiary in connection with the execution and delivery of this Agreement or the consummation by the Company, the Operating Partnership or the VNO Transaction Sub, as the case may be, of any of the transactions contemplated by this Agreement, except for (1) the filing with the Commission of such reports and filings under the Securities Act and under Sections 13(a) and 13(d) of the Exchange Act (as defined herein), as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (2) such filings as may be required in connection with the payment of any transfer Taxes (as defined herein) and (3) such other consents, approvals, orders, authorizations, registrations, declarations and filings as (A) may be required under (x) federal, state or local environmental laws, or (y) the “blue sky” laws of various states, or (B) which, if not obtained or made, would not, in the aggregate, have a Vornado Material Adverse Effect or prevent the consummation of the Transaction.

3.8                               Vornado SEC Documents.  The Company and the Operating Partnership have filed all reports, schedules, forms, statements and other documents required to be filed by them with the Commission since January 1, 2004.  The Vornado SEC Documents, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

3.9                               No Securityholder Vote Required.  No votes of the holders of any class or series of the Company’s shares of beneficial interest or any of the unitholders of any class or series of partnership units of the Operating Partnership is necessary (under applicable law or any of such entity’s organizational documents or otherwise) to approve this Agreement and the transactions contemplated hereby.  Other than the necessary consent of the Vornado Board, no trust, partnership or limited liability company action is necessary to approve this Agreement and the transactions contemplated hereby.

3.10                        Definition of “Knowledge.”  As used in this Agreement, “knowledge of Vornado,” “knowledge of the Company,” “knowledge of each of the Company and the Operating Partnership” or “knowledge of any Vornado Subsidiary” (or words of similar import) means the actual knowledge of Joseph Macnow.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF
THE GENERAL PARTNERS

The General Partners hereby represent and warrant to Vornado as follows, which representations and warranties will be true and will be given as of the Execution Date and the Closing Date and will survive the Closing Date is set forth in Section 8.1.

4.1                               Organization, Good Standing and Qualification.  Each of Paris LP, Geneva LP and Rome LP has been duly formed and is validly existing as a limited partnership in good standing under the laws of the Commonwealth of Virginia with partnership power and authority to own, lease and operate its properties and conduct the business in which it is engaged.  Paris LLC has been duly formed and is validly existing as a limited liability company in good standing under the laws of the Commonwealth of Virginia with limited liability company power and authority to own, lease and operate its properties and conduct the business in which it is engaged.   Each Subject Entity is duly qualified to transact business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not have a Subject Entities Material Adverse Effect (as defined herein).  The General Partners have furnished or made available to the Company and the Operating Partnership true, correct and complete copies of its Certificate of Limited Partnership and the Limited Partnership Agreement of Paris LP, Geneva LP and Rome LP, each as amended or supplemented to the date of this Agreement, and the Articles of Organization and Operating Agreement of Paris LLC, each as amended or supplemented to the date of this Agreement (collectively, the “Governing Documents”).  The Subject Entities are not in violation of the Governing Documents.

4.2                               Enforceability.  This Agreement has been duly executed and delivered by the General Partners and constitutes the legal, valid and binding agreement of the General Partners enforceable against them in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3                               Capital Structure.  The only interests in the Subject Entities outstanding are those membership or partnership interests indicated on Schedule 4.3 which are held by the Persons that are identified as the holders of such interests on Schedule 4.3.  Except as set forth in Schedule 4.3, no interests of the Subject Entities are issued, reserved for issuance or outstanding.  All outstanding interests in the Subject Entities are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.  There are no bonds, debentures, notes or indebtedness of the Subject Entities or any other entity which give the holder thereof the right to vote (or which are convertible into, or exchangeable for, securities having the right to vote) on any matters on which the holders of interests in the Subject Entities may vote.  Except as set forth in Schedule 4.3 or in the Governing Documents, there are no outstanding securities, options, warrants, calls, rights, convertible securities, commitments, agreements, arrangements or undertakings of any kind to which any of the Subject Entities is a party or by which any of the Subject Entities is bound, obligating any Subject Entity to issue, deliver or sell, or cause to be issued, delivered or sold, additional interests in the Subject Entity to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.  Except as set forth in Schedule 4.3, there are no outstanding contractual obligations of any Subject Entity to repurchase, redeem or otherwise acquire any shares of beneficial interest or other ownership interests in any Subject Entity or to make any material investment (in the form of a loan, capital contribution or otherwise) in any Person.

4.4                               No Subsidiaries.  No Subject Entity owns, directly or indirectly, any capital stock or other ownership interest in any Person, other than (i) interests in Environmental Control Associates, (ii) in the case of Paris LLC, an interest in Paris LP, (iii) in the case of Rome LP, an interest in Geneva LP, and (iv) in the case of Paris LP, an interest in Geneva LP.

4.5                               Property; Equipment Leases.  Paris LP is the sole owner of good and marketable title to all Paris Property other than the Paris Real Property, free and clear of all Encumbrances other than the Permitted Mortgage Debt and those Encumbrances set forth on Schedule 4.5(a).

(b)                                 Geneva LP is the sole owner of good and marketable title to all Geneva Property other than the Geneva Real Property, free and clear of all Encumbrances other than the Permitted Mortgage Debt and those Encumbrances set forth on Schedule 4.5(b).

(c)                                  Paris LLC has good and marketable title to its general partner interest in Paris LP free and clear of all Exceptions.

(d)                                 Rome LP has good and marketable title to its limited partner interest in Geneva LP free and clear of all Exceptions.

(e)                                  Schedule 4.5(e) sets forth all Equipment Leases in effect on the date hereof for equipment where the remaining payments under a given lease total $10,000 or more, and the General Partners have made available to Vornado true, accurate and complete copies of such Equipment Leases.  Each of the Equipment Leases is in full force and effect and neither the applicable Subject Entity nor, to the knowledge of the General Partners, any other party thereto, is in default in any material respect thereunder and no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default in any material respect thereunder.  The equipment owned by the Subject Entities, together with such equipment, if any, as the Subject Entities have the right to use under an Equipment Lease, is sufficient to permit the full operation of the Property for its intended purpose.

4.6                               Operating and Other Agreements.  The General Partners have made available to Vornado a true, accurate and complete copy of each maintenance, construction, service or supply contract that affect any portion of the Paris Real Property, Paris Personal Property, Geneva Real Property or Geneva Personal Property (collectively, “Operating Agreements”) in effect as of the date hereof.  All of the Operating Agreements are cancelable without penalty on not more than sixty (60) days’ notice to the other party.  At the Closing, there will be no agreement in effect relating to the provision of management or leasing services to the Property other than the contracts described on Schedule 4.6.

4.7                               Noncontravention.  Except in connection with consents set forth in Schedule 4.7, the execution, delivery and performance of this Agreement by the General Partners and the consummation by the Contributing Partners of the Transaction and other transactions contemplated by this Agreement will not conflict with, or result in any violation of, or conflict with, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon the Contributed Interests under (i) the Governing Documents, (ii) any loan or credit agreement, note, bond, mortgage, indenture, reciprocal easement agreement, lease or other agreement, instrument, permit, concession, franchise or license applicable to any Subject Entity or by which any property or asset of any Subject Entity is bound or affected, or (iii) any Laws applicable to any Subject Entity or by which any property or asset of any Subject Entity is bound or affected.  No consent, approval, order or authorization of, or registration, declaration or filing with, any third party or Governmental Entity (as defined herein) is required by or with respect to the General Partners in connection with the execution and delivery of this Agreement or the consummation by the Contributing Partners of any of the transactions contemplated by this Agreement, except for (A) such filings as may be required in connection with the payment of any transfer Taxes and (B) such other consents, approvals, orders, authorizations, registrations, declarations and filings as are set forth in Schedule 4.7 or which, if not obtained or made, would not, in the aggregate, have a Subject Entities Material Adverse Effect (as defined herein) or prevent the consummation of the Transaction.

4.8                               Absence of Certain Changes or Events.  Since December 31, 2003, each Subject Entity has conducted its business in the ordinary course consistent with its past practices and there has not been (i) any occurrence or circumstance affecting any Subject Entity that has had, or that with the passage of time would reasonably be expected to have, a material adverse effect on the results of operations, assets, business, properties, or financial condition of the Subject Entities, taken as a whole (a “Subject Entities Material Adverse Effect”), (ii) any damage, destruction or loss not covered by insurance (subject to deductibles), (iii) any change in accounting methods, principles or practices by any Subject Entity, except insofar as required by a change in GAAP, (iv) except for distributions of net cash in the ordinary course of business of the Subject Entities, or as set forth in Schedule 4.8, or as otherwise provided for in this Agreement, any declaration, setting aside or payment of any distribution (whether in cash, stock or property) with respect to any interests in any Subject Entity, or (v) any split, combination or reclassification of any interests in any Subject Entity or any issuance or the authorization of any issuance of any other securities in respect of, or in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, its interests.

4.9                               Litigation.  Except as set forth in Schedule 4.9, and other than personal injury, routine tort litigation that has arisen from the ordinary course of operation of the Subject Entities and which are covered by adequate insurance (other than deductibles), there is no action, suit or proceeding pending or, to the knowledge of the General Partners, threatened against or affecting the General Partners or Subject Entities which, if determined adversely to the General Partners or Subject Entities, individually or in the aggregate, could reasonably be expected to (A) have a Subject Entities Material Adverse Effect, or (B) prevent the consummation of the Transaction, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the General Partners or Subject Entities having, or which, insofar as reasonably can be foreseen, in the future would have either such effect.

4.10                        Intentionally Deleted.

4.11                        Space Leases.

(a)                                  With respect to the residential portions of the Property, each of the rent roll provided by the General Partners to the Company and the Operating Partnership dated as of the Execution Date and the rent roll to be provided to the Company and the Operating Partnership at or immediately prior to the Closing pursuant to Section 7.2(a) (each a “Rent Roll” and collectively, the “Rent Rolls”) is accurate and complete in all material respects.  With respect to the non-residential portions of the Property, the General Partners have made or will make available to Vornado true, correct and complete copies of all of such leases or other agreements affecting the occupancy of the Property, including all amendments, modifications, supplements, renewals, extensions and guarantees related thereto (collectively, the “Space Leases”).

(b)                                 Except as set forth on Schedule 4.11(b), there are no leasing commissions or similar payments that are payable in respect of any of the Space Leases.

4.12                        Intentionally Deleted.

4.13                        Intentionally Deleted.

4.14                        Environmental Compliance.  Except as provided in any environmental report furnished to or obtained by the Company and the Operating Partnership with respect to the Property, to the knowledge of the General Partners (i) none of the Subject Entities nor any other Person has caused or permitted (A) the unlawful presence of any Hazardous Materials on the Property, which presence or occurrence would, in the aggregate, have a Subject Entities Material Adverse Effect; or (B) any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the Property as a result of any construction on or operation and use of the Property which would, in the aggregate, have a Subject Entities Material Adverse Effect; and (ii) the Property and the Subject Entities are in compliance with all applicable Environmental Laws, except to the extent such failure to comply, in the aggregate, would not have a Subject Entities Material Adverse Effect.

4.15                        Compliance with Laws and Other Instruments.  Except as set forth in Schedule 4.15, to the knowledge of the General Partners, the Subject Entities are not (i) in violation of any Governing Documents, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of, and the General Partners have not received any notice of any alleged violation, which has not been cured, of any Laws to which it or its property or assets may be subject or has failed to obtain any license, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or the conduct of its business, except for any such violations, defaults or failures to comply described in clauses (ii) or (iii) of this Section 4.15 which would not, in the aggregate, have a Subject Entities Material Adverse Effect.

4.16                        Intentionally Deleted.

4.17                        Taxes.

(a)                                  Except as set forth in Schedule 4.17(a), the Subject Entities have (i) duly and timely filed all tax returns and information returns required to be filed by them (after giving effect to any filing extensions properly granted by a Governmental Entity having the authority to do so) and all such returns are accurate and complete in all material respects and (ii) paid or withheld, as applicable, all Taxes required to be shown on such returns and reports or otherwise required to be paid or withheld, as applicable, by them, and the Subject Entity Financial Statements reflect an adequate reserve for all material Taxes payable by the Subject Entities for all taxable periods and portions thereof through the date of such financial statements, except for such failures that do not have a Subject Entities Material Adverse Effect.  Complete and correct copies of all federal, state and local tax returns and reports for the Subject Entities and all written communications relating thereto have been provided or made available to Vornado.  Since the date of the Subject Entity Financial Statements, the Subject Entities have not incurred any material liability for Taxes other than Taxes incurred in the ordinary course of business.  To the knowledge of the General Partners, no event has occurred, and no condition or circumstance exists, which presents a material risk that any material Taxes described in the preceding sentence with respect to the period described in the said sentence will be imposed upon the Subject Entities or the Property.  Except as set forth in Schedule 4.17(a), or as are reserved for in the Subject Entity Financial Statements, no deficiencies for any Taxes have been assessed or, to the knowledge of the General Partners, proposed or asserted against the Subject Entities or the Property and no requests for waivers of the time to assess such Taxes are pending, except for such deficiencies that do not have a Subject Entities Material Adverse Effect.

(b)                                 To the knowledge of the General Partners, the Subject Entities as of the Closing Date, do not own, in the aggregate, securities of any one issuer (other than any other Subject Entity) having a value of more than 10% of the total value of the outstanding securities of such issuer.

(c)                                  Each of the Subject Entities and the General Partners, and to the knowledge of the General Partners, the Other Partners, is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

(d)                                 To the knowledge of the General Partners, all of the liabilities of the Subject Entities expected to be outstanding as of the Closing qualify as “qualified liabilities” as defined in Treasury Regulations § 1.707-5(a)(6).

(e)                                  To the knowledge of the General Partners, the Subject Entities do not currently and, prior to the Closing, will not and will not agree to, directly or indirectly furnish or render services to the tenants of the Real Property or Personal Property, or manage or operate, such property, other than either (i) through an “independent contractor” with respect to the Subject Entities (within the meaning of Section 856(d)(3) of the Code) from whom or which the Subject Entities do not derive or receive any income within the meaning of Section 856(d)(7) of the Code (treating each of the Subject Entities for the purposes of this representation as if it were a “real estate investment trust” as defined in Section 856(a) of the Code) or (ii) services usually or customarily rendered in connection with the rental of space for occupancy only within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), or not rendered primarily for the convenience of the occupant of the real property, within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5).

(f)                                    To the knowledge of the General Partners, the Subject Entities do not currently and, prior to Closing, will not and will not agree to receive or accrue rent attributable to Personal Property except with respect to a lease of Real Property where the average of the fair market values of the Personal Property at Closing will not exceed 15 percent of the average of the aggregate fair market values at Closing of the Real Property and the Personal Property leased under such lease within the meaning of Section 856(d)(1) of the Code.

(g)                                 To the knowledge of the General Partners, the Subject Entities do not currently receive or accrue or have the right to receive or accrue, and, prior to Closing, will not and will not agree to receive or accrue, directly or indirectly, any rent or interest, where the determination of the amount of rent or interest depends, in the case of rent, on the income or profits of any Person from the Property, and, in the case of interest, upon the income or profits of any Person, other than interest or rent that is based on a fixed percentage or percentages of receipts or sales within the meaning of Section 856(d)(2)(A) or Section 856(f)(l)(A) of the Code.

4.18                        Vote Required; Consents.  If the Transaction is consummated, other than the consents described on Schedule 4.18, no vote or consent of the holders of any class or series of interests of any Subject Entity is necessary or required to approve this Agreement, the Transaction and any other transaction contemplated hereby.

4.19                        Subject Entity Financial Statements; Undisclosed Liabilities.

(a)                                  The audited financial statements for each of Paris LP and Geneva LP for the year ended December 31, 2003 (the “Subject Entity Financial Statements”) have been provided to Vornado, and the Subject Entity Financial Statements fairly present the financial position of Paris LP and Geneva LP, respectively, as of the respective dates, and present the results of operations and changes in financial position for the respective periods, indicated therein, on a basis consistent with prior accounting periods (except as may be stated in the notes thereto).

(b)                                 Promptly upon completion of the audited financial statements for each of Paris LP and Geneva LP for the year ended December 31, 2004, the General Partners shall provide to Vornado copies of such financial statements and such financial statements shall be considered Subject Entity Financial Statements.

(c)                                  There exist no liabilities (whether accrued, contingent, absolute or otherwise) of the Subject Entities except (i) liabilities reflected in the most recent balance sheets included in the Subject Entity Financial Statements, (ii) liabilities incurred in the ordinary course of business by Paris LP or Geneva LP since the date of such balance sheet that would not be reasonably expected to have a Subject Entities Material Adverse Effect, or (iii) liabilities that are of the type that would not be required to be reflected on a combined balance sheet of the Subject Entities, or in the notes thereto, if such balance sheet were prepared in accordance with GAAP as of the date hereof.

(d)                                 The Subject Entity Financial Statements, and any additions thereto with respect to the quarterly periods in 2005, to be included in the Information Statement will present the results of operations and changes in financial position for the respective periods, indicated therein, on a basis consistent with prior accounting periods (except as may be stated in the notes thereto).  Notwithstanding anything to the contrary contained in this Agreement, this representation and warranty will be effective as of the date of this Agreement, the date of the Information Statement and the date of the Closing.  The Subject Entities have, or as of the date of the distribution of the Information Statement will have, received the necessary approvals, if any, of the Subject Entities’ auditors to the inclusion of such financials in the Information Statement.

4.20                        Intentionally Deleted.

4.21                        Intellectual Property Rights.  To the knowledge of the General Partners, the Subject Entities own and possess all right, title and interest in and to the intellectual property set forth on Schedule 4.21.  The Subject Entities own and possess all right, title and interest in or have a valid and enforceable license to use, all material intellectual property rights used in connection with their businesses, and none of such intellectual property rights is subject to any claim, judgment, injunction, order, decree, pledge, encumbrance or agreement restricting in any material respect the use or licensing thereof by the Subject Entities.  Except as set forth in Schedule 4.21, there are no pending, or, to the knowledge of the General Partners, threatened claims or proceedings (i) alleging that the use or possession by the Subject Entities of any of such intellectual property rights, infringes, misappropriates or violates any third person’s rights; or (ii) challenging the ownership, possession or use of any registration of any such intellectual property rights, and the General Partners are not aware of any grounds for such claims or proceedings.  To the knowledge of the General Partners, no Person is infringing, misappropriating or violating any of such intellectual property rights, except where any such infringement, misappropriation or violation would not have a Subject Entities Material Adverse Effect.

4.22                        Investment Company Act of 1940.  No Subject Entity is, or will be at the Closing, an “investment company” as defined in the 1940 Act, and no Subject Entity is controlled by an investment company.

4.23                        Intentionally Deleted.

4.24                        Employees.  The Subject Entities have no employees (other than any employees of the management companies retained by the Subject Entities that may be deemed to be employees of the Subject Entities as a matter of common law) and have not sponsored, maintained, contributed to or been required to contribute to any “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

4.25                        Related Party Transactions.  Except as set forth in Schedule 4.25, there are no arrangements, agreements or contracts entered into by the Subject Entities with any General Partner or Person who is an executive officer, director of any Subject Entity or any Person who owns more than a five percent (5%) economic or voting interest of any Subject Entity, or any member of the immediate family or affiliates of any of the foregoing.

4.26                        Contracts and Debt Instruments.

(a)                                  Schedule 4.26(a) sets forth a list of each loan or credit agreement, note, bond, mortgage, indenture or any other primary agreement or instrument pursuant to which any indebtedness of the Subject Entities is outstanding or may be incurred, true and correct copies of which have been made available to Vornado (collectively, “Permitted Mortgage Debt”).  Except as set forth in Schedule 4.26(a), the Subject Entities do not have any derivative instruments outstanding.

(b)                                 Except as set forth in Schedule 4.26(b), the Subject Entities are not a party to any agreement which would restrict any of them from prepaying any of their indebtedness without premium or penalty at any time.

(c)                                  The Subject Entities do not have any pending claim or, to the knowledge of the General Partners, any threatened claims regarding material continuing contractual liability (A) for indemnification under any agreement relating to the sale of real estate previously owned, whether directly or indirectly, by the Subject Entities or (B) to pay any additional purchase price for any of the Property.

(d)                                 The Subject Entities have not entered into, nor is any of them subject, directly or indirectly, to, any tax protection agreements.  As used herein, a “tax protection agreement” is an agreement, oral or written, (A) that has as one of its purposes to permit a Person to take the position that such Person could defer federal taxable income that otherwise might have been recognized upon a transfer of property to the Subject Entity that is treated as a partnership for federal income tax purposes, and that (i) prohibits or restricts in any manner the disposition of any assets of any Subject Entity, (ii) requires that any Subject Entity to maintain, put in place, or replace, indebtedness, whether or not secured by any of the Property or (iii) requires that any Subject Entity offer to any Person at any time the opportunity to guarantee or otherwise assume, directly or indirectly (including through a “deficit restoration obligation,” guarantee (including a “bottom” guarantee), indemnification agreement or other similar arrangement), the risk of loss for federal income tax purposes for indebtedness or other liabilities of any Subject Entity, (B) that specifies or relates to a method of taking into account book-tax disparities under Section 704(c) of the Code with respect to one or more assets of any Subject Entity, or (C) that requires a particular method for allocating one or more liabilities of any Subject Entity under Section 752 of the Code.  The Subject Entities have not entered into any agreements that specify a method of taking into account book-tax disparities under Section 704(c) of the Code with respect to appreciated assets that have been contributed to the Subject Entities.

4.27                        Standstill Agreements.  No Subject Entity is a party to, or bound by, any confidentiality, standstill or similar agreements.

4.28                        Brokers and Finders.  No broker, investment banker, financial advisor or other Person, other than Stanger & Co., the fees and expenses of which have previously been disclosed to Vornado, is entitled, or would, assuming the consummation of the Transaction, be entitled, to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the General Partners or any Subject Entity.

4.29                        Definition of “Knowledge.”  As used in this Agreement, knowledge of the General Partners (or words of similar import) means the actual knowledge of Robert H. Smith and Robert P. Kogod.

4.30                        Securities Law Matters.  The General Partners make those acknowledgments, representations, warranties, and agreements of the “Investor” set forth on Exhibit D which by the terms of Exhibit D apply to the General Partners.

4.31                        Evidence of Partnership Interests.  The only document that has been distributed by any Subject Entity to any member or partner of such Subject Entity evidencing such member’s or partner’s interest in the Subject Entity is a copy of the Governing Documents, including a then-current Schedule “A” thereto, and no certificates or other evidences of interest in any Subject Entity has ever been issued to any member or partner in any Subject Entity.

ARTICLE V

COVENANTS

5.1                               Execution of Tax Reporting and Protection Agreement.  On the Closing Date, the Company, the Operating Partnership and the VNO Transaction Sub shall enter into the Tax Reporting and Protection Agreement in substantially the form attached hereto as Exhibit E, with Messrs. Smith and Kogod, in their capacity as Members, General Partners and Limited Partners of the Subject Entities and in their capacity as the Representatives of and for the benefit of each Contributing Partner (the “Tax Reporting and Protection Agreement”).

5.2                               Information Statement.

(a)                                  Each of the General Partners, the Company and the Operating Partnership shall use its commercially reasonable efforts to cause the timely preparation and mailing of an information statement in respect of the solicitation of the agreement of each Other Partner to contribute its interests in the Subject Entities as part of the Transaction (the “Information Statement”).  Vornado shall cause the preparation of the Information Statement, subject to consent of the General Partners, not to be unreasonably withheld, delayed or conditioned.  Vornado’s obligation to mail the Information Statement shall be conditioned on Vornado’s receiving a “comfort” letter from Hariton,

Mancuso & Jones, P.C., independent public accountants for Paris LP and Geneva LP, of the kind contemplated by the Statement of Auditing Standards with respect to Letters to Underwriters promulgated by the American Institute of Certified Public Accountants (the “AICPA Statement”), dated as of the date of the Information Statement, addressed to the Company, the Vornado Board and the Operating Partnership, in form and substance reasonably satisfactory to the Company and the Operating Partnership, concerning the procedures undertaken by Hariton, Mancuso & Jones, P.C. with respect to the financial statements and information of Paris LP and Geneva LP contained in the Information Statement and the other matters contemplated by the AICPA Statement and otherwise customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement.

(b)                                 The General Partners shall recommend to each of the Other Partners that they participate in the Transaction and shall use commercially reasonable efforts to obtain in a timely manner the level of participation described in Section 7.2(c).  Notwithstanding the foregoing, the General Partners’ obligations under this Section 5.2(b) shall be conditioned upon the receipt by the General Partners, on or before the Expiration of the Study Period, of the fairness opinion of Robert A. Stanger & Co., Inc. (“Stanger & Co.”), the General Partners’ financial advisor (the “Fairness Opinion”), to the effect that, subject to the matters and assumptions set forth in such opinion, (i) the consideration to be received by Contributing Partners pursuant to the Transaction in the aggregate is fair to such Contributing Partners from a financial point of view and (ii) the allocation of the Exchange Value pursuant to this Agreement (i.e., a percentage equal to the Paris Allocation being allocated to the Paris Specific Property and a percentage equal to the Geneva Allocation being allocated to the Geneva Property, in each case without taking into account the net Closing Date Prorations); provided, however, that Vornado shall have the right, but not the obligation, to modify the Paris Allocation and the Geneva Allocation to the extent necessary to cause the Fairness Opinion to satisfy clause (ii) of the foregoing condition, so long as the sum of the Paris Allocation and the Geneva Allocation is 100%.

(c)                                  The General Partners shall (i) cause Paris LP and Rome LP, in their capacities as limited partners of Geneva LP, to consent to the admission of the VNO Transaction Sub as a general partner of Geneva LP and such other modifications of the Geneva LP Governing Documents as are described on Schedule 7.2(d); and (ii) recommend to each of the Other Partners who are limited partners of Geneva LP that they consent to such matters and shall use commercially reasonable efforts to obtain the consents to such matters described in Section 7.2(d).

(d)                                 Without limiting the terms of Section 5.2(b), the General Partners shall cooperate with the Company and the Operating Partnership in the preparation of the Information Statement and shall provide such information regarding the Subject Entities and the Other Partners as the Company and the Operating Partnership may reasonably request for purposes of the Information Statement and for the solicitation of participation by the Other Partners with respect to the Transaction.  All such information shall, to the knowledge of the General Partners, be true, accurate and complete in all material respects.  The General Partners shall promptly respond to inquiries and requests for information from the Other Partners and inform the Operating Partnership of such inquiries.

5.3                               Vornado Partnership Agreement Amendment.  The Company and the Operating Partnership shall cause the Vornado Partnership Agreement to be amended at or prior to the Closing by approving, executing and adopting an amendment to the Vornado Partnership Agreement substantially in the form attached hereto as Exhibit F (the “Vornado Partnership Agreement Amendment”).

5.4                               Assignments of Interest; Limited Partner Acceptance Agreements for the Vornado Partnership Agreement.  At the Closing, each General Partner shall execute and deliver to the Operating Partnership (i) an assignment of such General Partner’s Interests Contributed Interests, including warranty of title, substantially in the form attached hereto as Exhibit A, and (ii) a Limited Partner Acceptance Agreement, accepting the terms of such Limited Partner Acceptance Agreement, including the terms of the Vornado Partnership Agreement, substantially in the form attached hereto as Exhibit B.  The Operating Partnership and the General Partners shall require that each Contributing Partner execute and deliver to the Operating Partnership (i) an assignment of Contributed Interests substantially in the form attached hereto as Exhibit A and (ii) a Limited Partner Acceptance Agreement substantially in the form attached hereto as Exhibit B, as conditions to the delivery of any Units issued in the Transaction (including units to be deposited pursuant to the Escrow Agreement) to such Contributing Partner.

5.5                               Reservation of Vornado Common Shares.  The Company shall cause to be reserved a sufficient number of Vornado Common Shares to satisfy its obligation to redeem Units (if the Company were to elect to issue Vornado Common Shares upon such redemption) pursuant to the terms of the Vornado Partnership Agreement; provided that the number of Vornado Common Shares so reserved shall be subject to reduction as Units are redeemed (in exchange for either Vornado Common Shares or cash) over time.

5.6                               Registration Rights Agreements.  At the Closing, the Company shall enter into (a) a Registration Rights Agreement in substantially the form attached hereto as Exhibit G-1 between the Company and the Contributing Partners other than Messrs. Smith and Kogod, Clarice R. Smith, Arlene R. Kogod and Charles E. Smith Management, Inc., and (b) an amendment in substantially the form of Exhibit G-2 to the Registration Rights Agreement dated as of January 1, 2002, as amended, between the Company and Messrs. Smith and Kogod, Clarice R. Smith, Arlene R. Kogod and Charles E. Smith Management, Inc., in each case for the benefit of the parties named therein with respect to the Vornado Common Shares issued upon redemption of the Units issued to such Persons (or their beneficiaries) in connection with the Transaction (collectively, the “Registration Rights Agreements”).

5.7                               Title Insurance.  The General Partners shall cooperate with Vornado in obtaining a survey update and title insurance (including a commercially reasonable non-imputation endorsement) with respect to the Property.

5.8                               Distributions. Prior to or following the Closing, the General Partners shall not permit the Subject Entities to make any distributions to the Partners other than regular monthly distributions of net cash flow in the ordinary course of business and consistent with historical practices, but specifically excluding special distributions in excess of regular monthly distributions.

5.9                               Maintenance of Subject Entities.  Notwithstanding anything to the contrary contained in this Agreement, from and after the Execution Date until the date on which each of the Contributing Partners has executed and delivered a Limited Partner Acceptance Agreement, the General Partners shall not dissolve the Subject Entities and shall take all necessary actions to maintain the good standing and foreign qualifications, as necessary, of the Subject Entities until such date.

ARTICLE VI

CERTAIN COVENANTS PENDING THE TRANSACTION

The parties hereto hereby covenant and agree that subsequent to the Execution Date and until the Closing:

6.1                               Restrictions on Transfers of Interests in the Subject Entities.  To the extent permitted under the Governing Documents, from the Execution Date until the Closing Date, the General Partners shall prohibit or prevent any transfers by (i) any Other Partner of its interest in any Subject Entity, (ii) Paris LLC, Paris LP and Rome LP of their respects interests in Paris LP and/or Geneva LP, and (iii) Paris LP or Geneva LP of any interest in the Property.  Each of the General Partners hereby agrees that, from the date hereof until the earlier of the Closing Date or the termination of this Agreement, he will not consent to the substitution of a limited partner of any Subject Entity pursuant to the Governing Documents without the prior written consent of Vornado.

6.2                               Consummation of Transaction.  Each of the General Partners and Vornado shall in good faith use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions to the Closing and to obtain all required consents or approvals necessary or desirable for the consummation of the Transaction.

6.3                               Conduct of Business by the Subject Entities Pending the Transaction.  During the period from the Execution Date to the Closing, the General Partners shall use commercially reasonable efforts to cause the Subject Entities to (i) maintain, repair, operate and lease (subject to the express restrictions on leasing set forth in this Agreement) the Property in substantially the same manner as heretofore conducted, subject to such ordinary wear and tear as may, in the ordinary course of business remain uncorrected at the Closing and except for such changes as are expressly required or permitted by this Agreement, and, to the extent consistent therewith, use commercially reasonable efforts to preserve intact their current business organization, goodwill, and ongoing businesses, (ii) maintain insurance policies on the Property of the same kind and same amount as the insurance policies in effect with respect to the Property on the Execution Date, (iii) confer on a regular basis with representatives of the Operating

Partnership regarding material matters relating to such businesses, (iv) promptly notify the Operating Partnership of any material emergency or other material change in the condition (financial or otherwise), business, properties, assets, liabilities, prospects or the normal course of its businesses or in the operation of the Property, or of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), and (v) duly and timely file all reports, tax returns and other documents required to be filed with federal, state, local and other authorities, subject to extensions permitted by law, provided such extensions do not adversely affect the status of each Subject Entity as a partnership under the Code.

Without limiting the generality of the foregoing, during the period from the Execution Date to the Closing, except as set forth in Schedule 6.3, or as otherwise contemplated by this Agreement, including Section 5.10, without the written consent of the Operating Partnership, the General Partners shall not cause or permit any Subject Entity to:

(a)                                  (i)                                     except as expressly permitted by this Agreement or the distributions of the Subject Entities in the ordinary course of their business and consistent with historical practices, declare, set aside or pay dividends on, or make any other distributions in respect of, the beneficial interests or any ownership interests of the Subject Entities, (ii) split, combine or reclassify any beneficial interests or any other ownership interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of such beneficial interest, partnership interests or other ownership interests, or (iii) purchase, redeem or otherwise acquire any shares of beneficial interest, partnership interests, “phantom units” or other ownership or similar interests or any options, warrants or rights to acquire, or security convertible into, shares of such beneficial interest, such partnership interests or such other ownership interests;

(b)                                 issue, deliver or sell, or grant any option or other right in respect of, any voting securities, shares of beneficial interest, partnership interests or other ownership interests of the Subject Entities or any securities convertible into, or any rights, warrants or options to acquire, any such voting securities, shares of beneficial interest, partnership interests, other ownership interests or convertible securities;

(c)                                  amend the Governing Documents;

(d)                                 merge or consolidate with any other Person;

(e)                                  in any transaction or series of transactions involving capital, securities or other assets or indebtedness of any Subject Entity, without first obtaining the prior written consent of the Operating Partnership: (i) sell, lease (excluding tenant leases, letters of intent or agreements related thereto for which a notice is required pursuant to this Agreement) or otherwise dispose of the Property (or any interests therein or portions thereof) or any other material assets or businesses, or assign or encumber the right to receive income, dividends, distributions and the like from such assets or businesses; or (ii) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Subject Entities, enter into any “keep well” or other arrangements to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, prepay or refinance any indebtedness or make any loans, advances or capital contributions to, or investments in, any other Person;

(f)                                    make any tax election (unless required by law or necessary to preserve the status of each Subject Entity for federal income tax purposes either as a partnership or an entity that is disregarded as a separate entity);

(g)                                 (i) change in any material manner any of its methods, principles or practices of accounting from those upon which the Subject Entity Financial Statements were prepared or (ii) make or rescind any express or deemed election relating to taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to taxes, except in the case of settlements or compromises relating to certiorari proceedings with respect to real estate taxes for any years for which the applicable real estate tax returns are not closed, or change any of its methods of reporting income or deductions for federal income tax returns for the most recently completed taxable year except, in the case of clause (i), as may be required by the Commission, applicable law or GAAP;

(h)                                 subject to Section 6.3(i), pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted, contingent or otherwise), other than the payment, discharge or satisfaction of any of the foregoing in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the Subject Entity Financial Statements (or the notes thereto) or incurred in the ordinary course of business consistent with past practice;

(i)                                     settle any litigation claims against the Subject Entities that are not covered by insurance (other than deductibles), including any class action or other claims arising out of or in connection with the Transaction, except in the ordinary course of business consistent with past practice;

(j)                                     make any loans, advances or capital contributions to, or investments in, any other Person;

(k)                                  distribute any casualty, condemnation or other disposition proceeds;

(l)                                     prior to the termination of the Study Period, enter into, modify, renew or extend (pursuant to an option agreement or otherwise) a lease with a tenant or enter into a letter of intent with a prospective tenant for space at the Property without providing at least five (5) days’ prior notice to the Operating Partnership, other than leases of individual residential units in the ordinary course of business;

(m)                               after the termination of the Study Period, enter into or modify a lease with a tenant or a letter of intent with a prospective tenant for space at the Property,

other than (i) leases for which a signed letter of intent has been entered into and disclosed to the Company and the Operating Partnership prior to the Execution Date and (ii) leases of individual residential units with individual tenants in the ordinary course of business; or

(n)                                 enter into or modify any Operating Agreements, except for any such agreements that are cancelable by the Subject Entities without penalty on not more than sixty (60) days’ notice to the other party.

6.4                               Other Actions.  The General Partners shall not, subject to the Governing Documents, loan agreements binding on the Subject Entities and the fiduciary duties of the General Partners, take or omit to take any action in bad faith that would result in (i) any of the representations and warranties of the General Partners (without giving effect to any “knowledge” qualifications) set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties (without giving effect to any “knowledge” qualifications) that are not so qualified becoming untrue in any material respect or (iii) except as contemplated by this Agreement, any of the conditions to the Transaction set forth in ARTICLE VII not being satisfied.

6.5                               Commercially Reasonable Efforts; Notification

(a)                                  Subject to the terms and conditions herein provided, Vornado and the General Partners shall: (i) use all commercially reasonable efforts to cooperate with one another in (A) determining which filings are required to be made prior to the Closing with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Closing from, Governmental Entities and any third parties in connection with the execution and delivery of this Agreement and the consummation of the Transaction and the other transactions contemplated hereby and (B) timely making all such filings and timely seeking all such consents, approvals, permits and authorizations; (ii) use all commercially reasonable efforts to obtain in writing any consents required from third parties to effectuate the Transaction, such consents to be in form reasonably satisfactory to Vornado and the General Partners; and (iii) use all commercially reasonable efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the Transaction.  If at any time after the Closing, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and trustees of the Company, and, where appropriate, the General Partners, shall take all such necessary or desirable action.

(b)                                 The General Partners shall give prompt notice to the Company and the Operating Partnership, and the Company and the Operating Partnership shall give prompt notice to the General Partners, of the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

6.6                               Public Announcements.  The General Partners shall not issue any press release or make any written public statement with respect to the Transaction without the consent of Vornado, except as may be required, based upon advice of counsel, by applicable law or pursuant to court process (in each of which event the disclosing party shall consult with Vornado before issuing, and provide Vornado the opportunity to review and comment upon, any such press release or other public statement).  The parties agree that any press release to be issued with respect to the Transaction shall be prepared and issued by Vornado.

6.7                               Tax Matters.  Each of the Company and the Operating Partnership and the General Partners shall use its commercially reasonable efforts before and after the Closing to cause the Transaction to be treated as described in Section 1.6 and to obtain the opinions of counsel referred to in Sections 7.3(f) and 7.3(g).

6.8                               Estoppels.  The General Partners shall before the Closing obtain (a) lease status reports for all General Services Administration (the “GSA”) Space Leases as of the date of the Rent Roll (the “GSA Lease Summaries”), and (b) certificates in form and substance reasonably acceptable to the Operating Partnership from each of the tenants of the Property as of the date of the Rent Roll (other than tenants of individual residential units) (the “Tenant Estoppels”) certifying the term of such lease (including all renewal options) and that, as of the date of the applicable certificates, such tenant’s Space Lease is in full force and effect, there are no existing defaults by any Subject Entity which are known to the tenant, that there are no defaults by the tenants and containing certifications as to such other matters as the Operating Partnership shall request.  If by the time the other conditions to Closing are satisfied, the General Partners have only obtained GSA Lease Summaries or Tenant Estoppels from tenants that in the aggregate lease at least seventy-five percent (75%) of the leasable space in the Property (excluding, for this purpose, any space that consists of individual residential units), Vornado may elect to delay the Closing Date for a period of thirty (30) days to enable the General Partners to obtain the remaining summaries and/or estoppels.  If the General Partners remain unable to obtain any such GSA Lease Summaries and/or Tenant Estoppels after reasonable efforts, the General Partners may elect to substitute a General Partner estoppel, in form and substance reasonably acceptable to the Operating Partnership in lieu of Tenant Estoppel certificates from tenants that individually lease less than five percent (5%) of the leasable space in the Property and in the aggregate less than ten percent (10%) of the leasable space in the Property (excluding, for these purposes, space that consists of individual residential units).

6.9                               Permits.  The General Partners shall cause the Subject Entities to (i) maintain all material Permits in full force and effect, (ii) make timely filings of all reports, statements, renewal applications and other required documents, and (iii) make timely payments of all fees and charges in connection therewith that are required to keep such Permits in full force and effect.

6.10                        Binding Commitments.  Except as otherwise expressly provided herein, the General Partners shall not permit any Subject Entity to make any material commitments or representations to any applicable government authorities, any adjoining or surrounding property owners, any tenants, any civic association, any utility or any other similar Person that would in any manner restrict the current use of the Property and be binding upon any Subject Entity or the Property without the Company’s and the Operating Partnership’s prior written consent in each case.

6.11                        Certain Actions of General Partners.  Each General Partner hereby consents to and approves the Transaction, and the other transactions contemplated by this Agreement and agrees to grant, execute and deliver such further consents, approvals and authorizations, and to take such other actions, in his capacity as a member, general partner and/or limited partner of the Subject Entities as shall be necessary or reasonably requested by the Operating Partnership or the VNO Transaction Sub at, prior to or following the Closing in order to cause the compliance and performance with the terms of this Agreement and to consummate and evidence the consummation (if any) of the Transaction and the other transactions contemplated by this Agreement.  Without limiting the foregoing, each of the General Partners shall:

(a)                                  recommend that the Other Partners agree to participate in the Transaction in accordance with the Information Statement, subject to Section 5.2(b);

(b)                                 vote in favor of the Transaction and the other transactions contemplated by this Agreement, to the extent that any such vote is required under the Governing Documents and if and to the extent such General Partner is entitled to do so; and

(c)                                  repay any and all outstanding promissory notes, loans or other indebtedness of such General Partner to the Subject Entities on or prior to the Closing Date.

Notwithstanding anything to the contrary contained in this Agreement, the General Partners shall not be obligated to perform any action required by the terms of this Section 6.11 or of Section 5.2(a) if and to the extent that the General Partners determine in good faith, based upon the advice of outside counsel to the General Partners, that the performance of such action by them would cause them to violate their duties to the Other Partners imposed by the Governing Documents or applicable law.

6.12                        No Negotiations.  So long as this Agreement remains in effect, the General Partners shall not, and shall use commercial reasonable efforts to cause each Subject Entity not to, (i) consider any offer from any other Person for the purchase or other acquisition, directly or indirectly, of the beneficial ownership interests in the Subject Entities, the Property or any interest therein (an “Acquisition Proposal”); (ii) solicit any offer from any Person or enter into any negotiations with respect to any such purchase or other acquisition, directly or indirectly, of the Property or any interest therein; (iii) provide any confidential or non-public information or data to, or afford access to properties, books or records to, any Person relating to, or that may reasonably be expected to lead to, an Acquisition Proposal; or (iv) enter into any letter of intent, agreement in principle or agreement relating to an Acquisition Proposal, or propose publicly to agree to do any of the foregoing, or otherwise facilitate or cooperate in any effort or attempt to make or implement an Acquisition Proposal.  The General Partners acknowledge that they have concluded that the Transaction proposed by the Company and the Operating Partnership and as provided for herein is the most favorable to the members and partners of each of the Subject Entities, and that it is fair and reasonable in such circumstances for the Company and the Operating Partnership to require this covenant as a condition and inducement to its entering into this Agreement.

6.13                        Pre-Closing Disclosure of Breaches of Representations; Obligation to Cure.

(a)                                  Notification by General Partner of their Breach.  If (i) any General Partner obtains knowledge that any matter or event shall have occurred between the date hereof and the Closing Date that is not expressly permitted under any provision of this Agreement and that makes or will make any warranty or representation of the General Partners untrue in any material respect as of the Closing Date or (ii) any General Partner discovers that any warranty or representation was inaccurate in any material respect as of the date hereof, then, in either case, the General Partners shall give Vornado notice thereof promptly after obtaining such knowledge and in any event prior to the Closing.  If the General Partners do so, they shall not be liable to Vornado following the Closing for the breach of the warranty or representation in question that results from the occurrence of such matter, event or inaccuracy.  Notwithstanding the delivery of such notice, in no event shall Vornado be obligated to close hereunder unless the conditions precedent to Vornado’s obligation to close set forth in this Agreement (including in Section 7.2(a)) shall have been fulfilled.

(b)                                 Vornado Knowledge of General Partner’s Breach.  If Vornado has knowledge on the date hereof that any of the General Partners’ warranties or representations is untrue in any respect, then the breach by the General Partners of the warranties and representations as to which Vornado shall have such knowledge shall be deemed waived by Vornado and the General Partners shall not be deemed in default hereunder and shall have no liability to Vornado or its successors or assigns in respect thereof.  If, after the date hereof and prior to the Closing, Vornado obtains knowledge that any of the representations or warranties made herein by the General Partners is untrue, inaccurate or incorrect in any material respect (other than as a result of receipt of written notice thereof from the General Partners), Vornado shall give the General Partners notice thereof promptly after obtaining such knowledge and in any event prior to the Closing and the General Partners shall not be liable to Vornado following the Closing for the breach of such warranties or representations.  Notwithstanding the provisions of the preceding sentence, in no event shall Vornado be obligated to close hereunder unless the conditions precedent to Vornado’s obligation to close set forth in this Agreement (including in Section 7.2(a)) shall have been fulfilled.

(c)                                  General Partners’ Obligation to Cure Breach.  If, at or prior to the Closing, any General Partner knows or obtains knowledge, by reason of notice from Vornado or otherwise, that any of the representations or warranties made by the General Partners herein are untrue, inaccurate or incorrect in any material respect, the General Partners shall be obligated to use commercially reasonable efforts to cure or correct the underlying circumstances as necessary to eliminate the adverse effect on Vornado of such breaches or inaccuracies, which commercially reasonable efforts shall include the expenditure of up to $575,000 in the aggregate for the cure or correction of all such breaches or inaccuracies to the extent that it is possible to effect such cure or correction through the expenditure of funds.  Notwithstanding anything else in this Agreement, the scheduled Closing hereunder shall be extended, but not beyond August 31, 2005, in order to provide to the General Partners sufficient time to effect such cure or correction.

(d)                                 Notification by Vornado of its Breach.  If (i) Vornado obtains knowledge that any matter or event shall have occurred between the date hereof and the Closing Date that is not expressly permitted under any provision of this Agreement and that makes or will make any warranty or representation of Vornado untrue in any material respect as of the Closing Date or (ii) Vornado discovers that any warranty or representation was inaccurate in any material respect as of the date hereof, then, in either case, Vornado shall give the General Partners notice thereof promptly after obtaining such knowledge and in any event prior to the Closing.  If Vornado does so, it shall not be liable to the General Partners following the Closing for the breach of the warranty or representation in question that results from the occurrence of such matter, event or inaccuracy.  Notwithstanding the delivery of such notice, in no event shall the Contributing Partners be obligated to close hereunder unless the conditions precedent to their obligation to close set forth in this Agreement (including in Section 7.3(a)) shall have been fulfilled..

(e)                                  General Partners’ Knowledge of Vornado’s Breach.  If any General Partner has knowledge on the date hereof that any of Vornado’s warranties or representations is untrue in any respect, then the breach by Vornado of the warranties and representations as to which a General Partner shall have such knowledge shall be deemed waived by the General Partners and Vornado shall not be deemed in default hereunder and shall have no liability to the Contributing Partners.  If, after the date hereof and prior to the Closing, any General Partner obtains knowledge that any of the representations or warranties made herein by Vornado is untrue, inaccurate or incorrect in any material respect (other than as a result of receipt of written notice thereof from Vornado), the General Partners shall give Vornado notice thereof promptly after obtaining such knowledge and in any event prior to the Closing and Vornado shall not be liable to the Contributing Partners following the Closing for the breach of such warranties or representations.  Notwithstanding the provisions of the preceding sentence, in no event shall the Contributing Partners be obligated to close hereunder unless the conditions precedent to their obligation to close set forth in this Agreement (including in Section 7.3(a)) shall have been fulfilled.

ARTICLE VII

CONDITIONS TO THE
CONSUMMATION OF TRANSACTION

7.1                               Conditions to Each Party’s Obligation to Effect the Transaction.  The respective obligation of each party to effect the Transaction and to consummate the other transactions contemplated to occur at the Closing is subject to the satisfaction or waiver on or prior to the Closing of the following conditions:

(a)                                  No Injunctions or Restraints.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Transaction or any other transaction contemplated by this Agreement shall be in effect.

(b)                                 Blue Sky Laws.  The Company and the Operating Partnership shall have received all state securities or “blue sky” permits and other authorizations necessary to issue the Units issuable in the Transaction.

(c)                                  Consent of Gould General Partners.  Kingdon Gould, Jr. and Kingdon Gould III (collectively, “Gould General Partners”), as members and general partners of the Subject Entities, shall have (i) consented to the Transaction and the admission of the VNO Transaction Sub as a member of Paris LLC, as a general partner of Geneva LP and Rome LP, and as a limited partner of Paris LP, Geneva LP and Rome LP, (ii) waived any right of first refusal or other right to purchase the interests of the Contributing Partners arising as a result of the Transaction, and consented to the waiver of any such right held by the Subject Entities, and (iii) agreed to the modifications of the Governing Documents described on Schedule 7.1(c), all in form and substance satisfactory to Vornado.

(d)                                 Consent of Board of Trustees.  The Company shall have received all necessary consents from the Vornado Board approving the Transaction.  After the expiration of the Study Period, if this Agreement is terminated as a result of the failure of the Company to receive all necessary consents, the deposit and all earnings thereon shall be released to the Operating Partnership in accordance with the terms of the Deposit Escrow Agreement.

(e)                                  Consent of Existing Lender.  Bayerische Vereinsbank AG, New York Branch shall have issued to the General Partners and Vornado such consents to the Transaction as may be required pursuant to the terms of the Permitted Mortgage Debt.

7.2                               Conditions to the VNO Transaction Sub’s Obligation to Consummate the Transaction.  Anything to the contrary notwithstanding, the parties to this Agreement expressly agree that the obligation of the VNO Transaction Sub to consummate the Transaction is conditioned upon the satisfaction (or waiver by the VNO Transaction Sub in its sole discretion) of each of the following conditions at or prior to the Closing (or such earlier date as specified with respect to a particular condition):

(a)                                  Representations and Warranties.  The representations and warranties of the General Partners set forth in this Agreement shall be true and correct in all material respects (determined without giving effect to any materiality qualification or limitation in any individual representation or warranty) as of the Closing Date, without reference to any modifications as to which Vornado obtains knowledge after the date hereof and prior to the Closing, by reason of any notice delivered by the General Partners pursuant to Section 6.13 or otherwise, but subject to changes resulting from the operation of the Property between the date hereof and the Closing Date in accordance with the provisions of Section 6.3 and changes expressly permitted pursuant to the terms of this Agreement.  The Company and the Operating Partnership shall have received a certificate (which certificate may be qualified by “knowledge” to the same extent as such representations and warranties are so qualified) signed on behalf of the General Partners to such effect.  In addition, such certificate shall contain a list and copies of any Space Leases, Equipment Leases, and Operating Agreements entered into after the date hereof in accordance with the terms of this Agreement, or otherwise not delivered to the Operating Partnership as of the date hereof, and in effect as of the Closing Date, each of which the General Partners shall certify to be true, correct and complete as of the Closing, and a Rent Roll (in form similar to the Rent Roll provided as of the Effective Date), dated as of the Closing Date, which the General Partners shall certify to be true, correct and complete in all material respects as of such date.

(b)                                 Performance of Obligations of the General Partners.  The General Partners shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing and the Company and the Operating Partnership shall have received a certificate signed by the General Partners, in such capacity, certifying to such effect.

(c)                                  Participation of Other Partners.  The Contributed Interests owned by the Other Partners electing to participate in the Transaction, together with the Contributed Interests of the General Partners, shall represent an aggregate Paris Percentage of not less than thirty percent (30%) and an aggregate Geneva Percentage of not less than thirty percent (30%).

(d)                                 Consent of Geneva LP Partners.  All of the partners of Geneva LP shall have consented to the admission of the VNO Transaction Sub as a general partner of Geneva LP and such other modifications of the Geneva LP Governing Documents as are described on Schedule 7.2(d).

(e)                                  Opinion.  Vornado shall have received an opinion letter dated the Closing Date from Grossberg, Yochelson, Fox & Beyda, LLP in the form as the parties reasonably shall agree.

(f)                                    Comfort Letter.  Vornado shall have received a comfort letter from Hariton, Mancuso & Jones, P.C., dated as of the date of the Information Statement, as described in Section 5.2 and an updated comfort letter dated as of the Closing Date.

(g)                                 Escrow Agreement.  Messrs. Smith and Kogod, in their capacities as General Partners and Representatives, shall have executed and delivered the Escrow Agreement to the Operating Partnership.

(h)                                 Limited Partner Acceptance Agreement.  Each Contributing Partner shall have executed and delivered to the Operating Partnership a Limited Partnership Acceptance Agreement.

(i)                                     Estoppels.  The General Partners shall have delivered to the Company and the Operating Partnership the GSA Lease Summaries, the Tenant Estoppels and substitute General Partner estoppels, if any, required pursuant to Section 6.8.

(j)                                     Title to Real Estate and Title Insurance.  Paris LP and Geneva LP shall own good and indefeasible title to the Paris Property and Geneva Property, respectively, free of any Lien, mortgage, deed of trust, encroachment, reservation, right of way, easement, lease, sublease, license, assignment, agreement, condition, restriction, tide defect or any discrepancy in acreage, boundary line dispute or other matter that would be disclosed by an accurate survey or inspection of the Property (each, an “Encumbrance”), other than Permitted Encumbrances, with title to the Property being marketable, good of record and in fact and insurable and insured without exceptions (other than the Permitted Encumbrances), including a non-imputation endorsement and such other reasonable and customary endorsements required by Vornado, at no greater than standard rates by a recognized national title insurance company (the “Title Company”) reasonably acceptable to Vornado and licensed to do business in the Commonwealth of Virginia.  For purposes of this Agreement, “Permitted Encumbrances” shall mean, as to the Property, (i) Liens in respect of real estate taxes not yet due and payable, (ii) rights of tenants, as tenants only under the Space Leases, (iii) Liens created under the Permitted Mortgage Debt, and (iv) such other matters as shall have been approved in writing by Vornado on or prior to the date that is fifteen (15) days prior to the Closing Date.

(k)                                  Consents.  All other third-party consents required for consummation of the Transaction shall have been obtained.

(l)                                     Reliance upon Regulation D.  The Company and the Operating Partnership shall, based on advice of its counsel, be reasonably satisfied that the issuance of Units to the Contributing Partners may be made without registration under the Securities Act in reliance upon Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(m)                               Personal Property.  The Subject Entities shall own good title to all Personal Property, Space Leases, Equipment Leases, Operating Agreements, Permits, Intangible Property, and any other Property to be conveyed pursuant to this Agreement, free and clear of all Liens, except for Permitted Exceptions and Permitted Encumbrances.

(n)                                 Records.  The delivery by the General Partners of, to the extent in the General Partners’ possession or control, the original Space Leases, Equipment Leases, Operating Agreements and Governing Documents; copies or originals of all books and records of account; copies of correspondence with tenants and suppliers; receipts for deposits; papers or documents which pertain to the current or future operation of the Property; any unpaid bills to be paid by the Subject Entities after such Closing; all advertising materials, booklets, keys and other items, if any, used in the operation of the Property; the original “as-built” plans and specifications and all other available plans and specifications relating to the Property; and any additional documents that the VNO

Transaction Sub or the Title Company may reasonably require for the proper consummation of the Transaction.

(o)                                 Release of Deposits from Deposit Escrow Agreement.  The cash or letter of credit, including all earnings thereon, deposited pursuant to the Deposit Escrow Agreement shall be released to Vornado at Closing.  The General Partners shall reimburse Vornado for the amount, if any, of any expenses of the escrow agent that were due from but not paid by the General Partners in accordance with the terms of the Deposit Escrow Agreement, and for which the escrow agent reduced the amount of the escrow funds released to Vornado.

(p)                                 Condition of the Property.  All fixtures, mechanical systems and utilities required for the normal operation of the Property must be present and in good working condition at the Closing.

(q)                                 Other Documents.  Any such other documents as may be requested by Vornado in its sole discretion, including a FIRPTA certificate and an Owner’s Affidavit in form satisfactory to be delivered to the Title Company.

(r)                                    Other Conditions.  Any such other conditions to the VNO Transaction Sub’s obligation to consummate the Transaction as may be set forth in the Information Statement shall have been satisfied on terms satisfactory to the VNO Transaction Sub in its sole discretion.

7.3                               Conditions to the Contributing Partners’ Obligation to Consummate the Transaction.  Anything to the contrary notwithstanding, the parties to this Agreement expressly agree that the obligation of the Contributing Partners to consummate the Transaction is conditioned upon the satisfaction (or waiver by the General Partners in their sole discretion) of each of the following conditions at or prior to the Closing (or such earlier date as specified with respect to a particular condition):

(a)                                  Representations and Warranties.  The representations and warranties of Vornado set forth in this Agreement shall be true and correct in all material respects (determined without giving effect to any materiality qualification or limitation in any individual representation or warranty) as of the Closing Date, without reference to any modifications as to which the General Partners obtain knowledge after the date hereof and prior to the Closing, by reason of any notice delivered by Vornado pursuant to Section 6.13 or otherwise.  The General Partners shall have received a certificate (which certificate may be qualified by “knowledge” to the same extent as such representations and warranties are so qualified) signed on behalf of the Company and the Operating Partnership to such effect.

(b)                                 Performance of Obligations of Vornado.  The Company, the Operating Partnership and the VNO Transaction Sub each shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing and the General Partners shall have received a certificate signed on behalf of the Company, the Operating Partnership and the VNO Transaction Sub certifying to such effect.

(c)                                  Tax Reporting and Protection Agreement.  The Company, the Operating Partnership and the VNO Transaction Sub shall have executed and delivered the Tax Reporting and Protection Agreement to the General Partners.

(d)                                 Registration Rights Agreements.  The Company shall have executed and delivered the Registration Rights Agreements to each of the Persons identified therein.

(e)                                  Tax Opinion Relating to Partnership Status.  The General Partners shall have received the opinion of Sullivan & Cromwell LLP or other counsel to Vornado reasonably satisfactory to the General Partners, dated as of the Closing Date, that the Operating Partnership has been during and since its taxable year ended December 31, 1997, and continues to be, treated for federal income tax purposes as a partnership and not as a corporation or association taxable as a corporation, and that, after giving effect to the Transaction, the Operating Partnership’s proposed method of operation will enable it to continue to be treated for federal income tax purposes as a partnership and not as a corporation or association taxable as a corporation (with customary exceptions, assumptions and qualifications and based upon customary representations).

(f)                                    Tax Opinion Relating to the Transaction.  The General Partners shall have received an opinion dated the Closing Date from Hogan & Hartson LLP or other counsel reasonably satisfactory to the General Partners, based upon customary certificates and letters, which letters and certificates are to be in a form to be agreed upon by the parties and dated the Closing Date, to the effect that the Transaction will not result in the recognition of taxable gain or loss, at the time of the Transaction, to a Contributing Partner: (A) who is a “U.S. person” (as defined for purposes of Sections 897 and 1445 of the Code); (B) who does not exercise its redemption right with respect to the Units under the Vornado Partnership Agreement on a date sooner than the date two years after the Closing for the Transaction; (C) who does not receive a cash distribution in connection with the Transaction (or a deemed cash distribution resulting from relief or a deemed relief from liabilities, including as a result of the prepayment of indebtedness of the Subject Entities in connection with or following the Transaction) in excess of such Person’s adjusted basis in its interest in the Subject Entities at the time of the Transaction; (D) who is not required to recognize gain by reason of the application of Section 707(a) of the Code and the Treasury Regulations thereunder to the Transaction, with the result that the Transaction is treated as part of a “disguised sale”; and (E) whose “at risk” amount does not fall below zero as a result of the Transaction.

(g)                                 Escrow Agreement.  The Company, the Operating Partnership and the VNO Transaction Sub shall have executed and delivered the Escrow Agreement to the General Partners.

(h)                                 The Vornado Partnership Agreement Amendment.  The Vornado Partnership Agreement Amendment shall have been executed and delivered to the General Partners.

(i)                                     Opinion.  The General Partners shall have received an opinion letter dated the Closing Date from Arnold & Porter LLP in the form as the parties reasonably shall agree.

ARTICLE VIII

SURVIVAL; INDEMNIFICATION

8.1                               Survival of Representations and Warranties.

(a)                                  The representations and warranties of the General Partners contained in this Agreement shall survive with respect to any claim for an alleged breach thereof made by giving timely written notice pursuant to Section 8.2 hereof on or before the first anniversary of the Closing Date (such notice date being referred to as the “Indemnity Notice Date” and the period between the Execution Date and the Indemnity Notice Date being referred to as the “Indemnity Period”).  Except for written claims in respect thereof timely made in accordance herewith and subject to the terms, conditions and limitations set forth in the Escrow Agreement, the Operating Partnership shall not have any right to be compensated for any Representation and Warranty Loss and Expenses (as defined herein), Disclosure Loss and Expenses (as defined herein) or Transaction Loss and Expenses (as defined herein).

(b)                                 The representations and warranties of the Company and the Operating Partnership contained in this Agreement shall survive with respect to any claim for an alleged breach thereof made by giving timely written notice pursuant to Section 8.4 hereof to the Operating Partnership on or before the Indemnity Notice Date.  Except for written claims in respect thereof timely made in accordance with the procedures of Section 8.4, no Contributing Partner Indemnified Person shall have any right to be compensated for any the Contributing Partner Loss and Expenses (as defined herein) incurred as a result of any breach of any such representations and warranties.

8.2                               Indemnification of the Vornado Indemnified Persons.

(a)                                  Indemnification.

(i)                                     Subject to the terms and conditions of this ARTICLE VIII and the Escrow Agreement, the Company and the Operating Partnership, and the officers, directors, employees, equity owners, affiliates, successors and permitted assigns of such indemnitee (excluding, however, the Subject Entities) (each, a “Vornado Indemnified Person”) shall be indemnified and held harmless from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities (excluding all consequential damages except for indemnification obligations for third party claims to which this indemnity would otherwise be applicable, but including all reasonable attorneys’ fees and expenses, including reasonable expert fees and expenses) (“Representation and Warranty Loss and Expenses”) incurred by the Operating Partnership by reason of or arising out of any breach as of the Closing Date of any representation and warranty made by the General Partners in this Agreement (giving effect to any modification made in accordance with Section 6.13 but without giving effect to qualifications with respect to a Subject Entities Material Adverse Effect) solely by having the right to receive delivery of the Escrow Units pursuant to the Escrow Agreement (the “Representation and Warranty Indemnity”).  The Representation and Warranty Indemnity shall exclude any representation and warranty made by the General Partners to the extent they relate to any representation and warranty contained in any General Partner estoppel delivered by the General Partners pursuant to Section 6.8 or a Partner Claim (as defined herein), claims for which are covered in Sections 8.2(a)(iii) and 8.2(a)(iv), respectively.  Except as set forth in the immediately preceding sentence, the indemnity rights afforded to the Operating Partnership pursuant to this Section 8.2(a)(i) and the Escrow Agreement shall be the exclusive remedy of the Operating Partnership for a breach of any such representations and warranties.  For purposes of this ARTICLE VIII, any litigation matters set forth on Schedule 4.9 or included as a modification in accordance with Section 6.13 shall be treated as if they had not been listed on such Schedule or included as such a modification.

(ii)                                  Subject to the terms and conditions of this Agreement, each Vornado Indemnified Person and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each a “Vornado Disclosure Indemnified Person”) shall be indemnified and held harmless from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities (excluding all consequential damages and including all reasonable attorneys’ fees and expenses, including reasonable expert fees and expenses) incurred by any Vornado Disclosure Indemnified Person by reason of or arising out of any violation or alleged violation of any applicable securities laws or regulations in connection with the Transaction or the issuance of the Units therein, including in connection with any information statement, prospectus, private placement memorandum, registration statement or other document filed with the Commission or distributed to the Partners in connection with the Transaction insofar as any such damages, claims, losses, expenses, costs, obligations and liabilities (collectively, “Disclosure Loss and Expenses”) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not materially misleading, in each case to the extent, but only to the extent, such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by the General Partners or their representatives (the “General Partner Provided Information”) to be included and set forth in any information statement, prospectus, private placement memorandum, registration statement or other document filed with the Commission or distributed to the Other Partners in connection with the Transaction (a “Disclosure Claim”), solely by having the right to receive delivery of the Escrow Units pursuant to the Escrow Agreement (the indemnity granted under this Section 8.2(a)(ii) being referred to herein as the “Disclosure Indemnity”); provided, however, that none of the Escrow Units shall be used to provide indemnity to any of the Vornado Disclosure Indemnified Persons under this Section 8.2 to the extent that any Disclosure Claim or any Disclosure Loss and Expenses result from written information furnished by any Vornado Disclosure Indemnified Person (“Vornado Provided Information”).

(iii)                               Subject to the terms and conditions of this Agreement, each Vornado Indemnified Person shall be indemnified and held harmless from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities (excluding all consequential damages except for indemnification obligations for third party claims to which this indemnity would otherwise be applicable) incurred by any Vornado Indemnified Person by reason of or arising out of any inaccuracy or omission in any general partner estoppels delivered by the General Partners to Vornado pursuant to Section 6.8 (“Landlord Estoppel Loss and Expenses”) without regard to the threshold on indemnity claims set forth in this ARTICLE VIII solely by having the right to receive delivery of the Escrow Units pursuant to the Escrow Agreement (the indemnity granted under this Section 8.2(a)(iii) being referred to herein as the “Landlord Estoppel Indemnity”).

(iv)                              From and after the Execution Date, subject to the terms and conditions of this Agreement and the Escrow Agreement, each Vornado Indemnified Person who is now or is subsequently named a defendant in any of the Partner Claims (as defined herein) or liability is otherwise asserted against such Vornado Indemnified Person (or such Vornado Indemnified Person is made the subject of discovery or evidentiary requests) by a claimant in any of the Partner Claims will be indemnified and held harmless from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities (including all reasonable attorneys’ fees and expenses, including reasonable expert fees and expenses) incurred by such Vornado Indemnified Person (including liabilities of the Operating Partnership arising under the indemnification provisions of the Vornado Partnership Agreement (collectively, “Transaction Loss and Expenses”)) by reason of or arising out of any claim by any Contributing Partner (or any Person claiming a direct or indirect interest in such Contributing Partner) arising at or prior to the Closing out of the Transaction (each, a “Partner Claim”), solely by having the right to receive delivery of the Escrow Units pursuant to the Escrow Agreement (the indemnity granted under this Section 8.2(a)(iv) being referred to herein as the “Partner Transaction Indemnity”).  For purposes of this Agreement, Representation and Warranty Loss and Expenses, Disclosure Loss and Expenses, Landlord Estoppel Loss and Expenses and Transaction Loss and Expenses are hereinafter referred to as “Vornado Loss and Expenses.”

(v)                                 For purposes of clarification, the amount of any Vornado Loss and Expenses shall be calculated solely with respect to the damages, claims, losses, expenses, costs, obligations and liabilities affecting Vornado Indemnified Persons, and if an indemnified damage, claim, loss, expense, cost, obligation or liabilities is incurred by a Subject Entity, then the amount of such Vornado Loss and Expense shall be limited to the percentage share of ownership held, directly or indirectly, by such Vornado Indemnified Person in such Subject Entity.

(b)                                 Third Party Claims Procedures.  The Operating Partnership shall promptly notify the Representatives in writing of the commencement of any action or other assertion of a claim by a third party for which the Operating Partnership believes indemnification is provided for pursuant to Section 8.2(a) (as distinguished from any claims under Section 8.2(a) which do not involve any third party, as to which the indemnification procedures set forth in this Section 8.2(b) shall be inapplicable but the claims procedures set forth in Section 8.2(d) shall apply); provided, however, that the failure of the Operating Partnership so to notify the Representatives of the commencement of any such action or such other claim shall not result in the forfeiture by the Operating Partnership of its right to recover for such claim from the Escrow Units in accordance with this Section 8.2 unless such failure is materially injurious to the ability of the Representatives to defend any such action.  If any such action is brought or claim is asserted against the Operating Partnership and the Representatives are so notified, then (subject to the right to dispute such claim as described in Section 8.2(d)), the Representatives, through counsel selected by the Representatives and reasonably acceptable to the Operating Partnership (and which counsel shall be paid its reasonable fees and expenses by the Operating Partnership (which amounts shall be included in the expenses subject to the Representation and Warranty Indemnity, the Disclosure Indemnity, the Landlord Estoppel Indemnity or the Transaction Indemnity, subject to the limitations set forth herein) shall control the defense of any such action or claim; provided that the Representatives assume the defense of such matter (and notify the Operating Partnership accordingly) within fifteen (15) days of receiving notice of such matter; and provided further, that if the Operating Partnership reasonably concludes that there may be one or more legal defenses available to it that are different from or in addition to (and are inconsistent with) those available to the existing defendants, or that a conflict could reasonably be likely to exist between the Operating Partnership and any of the Partners, the Representatives shall not have the right to direct the defense of such action on behalf of the Operating Partnership and the Operating Partnership shall direct the defense of such matter through counsel reasonably satisfactory to the Representatives.  The Operating Partnership shall have the right to employ its own counsel with respect to the action or claim, but the fees, expenses and other charges of such counsel shall be at its own expense unless (i) the Operating Partnership has been named as a defendant in any such matter and the Operating Partnership reasonably concludes that there may be one or more legal defenses available to it that are different from or in addition to (and are inconsistent with) those available to the existing defendants or that a conflict could reasonably be likely to exist between the Operating Partnership and any of the Partners, (ii) the Representatives do not have the right to direct the defense on behalf of the Operating Partnership in accordance with the prior sentence, or (iii) the retention of counsel by such party has been authorized in writing by the Representatives.  It is understood that the Escrow Units shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be used for the fees, expenses and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for the Operating Partnership.  The Representatives shall have the right to settle any matter for which indemnification may be available pursuant to Section 8.2(a) without the consent of the Operating Partnership, provided that (1) the settlement shall not include any admission of wrongdoing on the part of the Operating Partnership or impose my decree, restriction or liability on the Operating Partnership or its partners, and (ii) the settlement shall provide the Operating Partnership (and its subsidiaries and partners) with a release from all liability with respect to such matter.  Further, the Representatives shall be required to obtain the consent of the Operating Partnership for the settlement of any matter for which indemnification is provided pursuant to Section 8.2(a) (which consent shall not be unreasonably withheld or delayed) if (A) the settlement or any related series of settlements would result in a draw equal to or in excess of $45,000 under the Escrow Agreement with respect to such claim (or related claims), or (B) a total of less than $575,000 is available to be drawn under the Escrow Agreement with respect to any Vornado Loss and Expenses immediately prior to such settlement.  If and only if the Representatives fail to assume the defense of any action brought or claim asserted against the Operating Partnership under this Section 8.2 in which it is entitled to do so, then the Operating Partnership shall be entitled to settle such action or claim without the consent of the Representatives.

(c)                                  Limitations on Liability.

(i)                                     Threshold.  Notwithstanding anything in this Agreement to the contrary, Escrow Units shall not be used to satisfy any Vornado Loss and Expenses with respect to which indemnity is provided pursuant to this Section 8.2 until the cumulative amount of such Vornado Loss and Expenses, as the case may be, shall exceed $45,000, in which case the Escrow Units shall be applied to satisfy all such Vornado Loss and Expenses, as the case may be (from the first dollar of such loss), subject to the limitations set forth in Section 8.2(c)(ii).  The foregoing threshold shall not apply to General Partner Estoppel Loss and Expenses.  The provisions of this Section 8.2(c)(i) shall not affect the rights of the parties hereto with respect to control of the defense of any action or claim, which shall be governed by Section 8.2(b).

(ii)                                  Liability Cap.  The recourse of the Vornado Indemnified Persons under this Section 8.2 shall be limited to the Escrow Units, and no Contributing Partner shall have any personal liability or indemnity under this Section 8.2.  Notwithstanding any other provision of this Agreement, each Contributing Partner shall be fully liable to the extent of the full value of Units received by such Contributing Partner for any and all damages, claims, losses, expenses, costs, obligations and liabilities incurred by reason of or arising out of any breach of a representation, warranty or covenant contained in the assignment of Contributed Interest delivered by such Contributing Partner pursuant to Section 5.4.

(iii)                               Pro Rata Liability.  In the event that any Vornado Indemnified Person suffers any Vornado Loss and Expenses with respect to a claim for which indemnification is provided pursuant to this Section 8.2, the Escrow Units used to satisfy the indemnification obligations pursuant to this Section 8.2, shall be on a pro rata basis, based on each Contributing Partner’s proportionate interest in the number of Escrow Units originally deposited with the Escrow Agent (the “Pro Rata Share of Escrow Units”) as calculated pursuant to the Governing Documents.

(d)                                 Claims Procedure for Vornado Loss and Expenses.  The Operating Partnership shall notify the Representatives in writing of any claim that it reasonably believes constitutes a potential Vornado Loss and Expenses to the extent not already indicated by means of a notice given under Section 8.2(b), describing in reasonable detail the claim and the estimated amount of such claim.  If the Representatives do not object in writing as to the applicability of the Representation and Warranty Indemnity, the Disclosure Indemnity, the General Partner Estoppel Indemnity or the Transaction Indemnity, as the case may be, with respect to such claim within twenty (20) days after receiving such notice, then the claim set forth in the notice by the Operating Partnership shall be considered Vornado Loss and Expenses for all purposes of this Agreement.  If the Representatives object in writing to the applicability of the Representation and Warranty Indemnity, the Disclosure Indemnity, the General Partner Estoppel Indemnity or the Transaction Indemnity, with respect to such claim within such twenty (20) day period, then either the Operating Partnership or the Representatives may seek to have such dispute adjudicated by a court of competent jurisdiction.  No claim asserted by the Operating Partnership that is disputed by the Representatives pursuant to this Section 8.2(d) shall be deemed to be a Vornado Loss and Expenses for purposes of this Agreement until such dispute is finally resolved by agreement between the Operating Partnership and the Representatives or by a final, nonappealable order of a court of competent jurisdiction.

(e)                                  Satisfaction of Vornado Loss and Expenses; Subrogation.  Once the amount of Vornado Loss and Expenses arising out of any claim has been established in accordance with Section 8.2(d) above and the threshold set forth in Section 8.2(c)(i) has been exceeded (except in the case of a General Partner Estoppel Loss and Expenses, to which such threshold is not applicable), the sole remedy of the Operating Partnership with respect to such Vornado Loss and Expenses shall be to exercise its rights to recovery under the Escrow Agreement in accordance with Section 8.3.  None of the Contributing Partners, the Representatives or any of their shareholders, members or partners shall have any personal liability with respect to the obligations set forth in this Section 8.2.  Upon the satisfaction of any Vornado Loss and Expenses pursuant to this Agreement and the Escrow Agreement, each Contributing Partner shall be subrogated (but only to the extent of such satisfaction and at no risk or liability to the Operating Partnership) to the rights (if any) of the Operating Partnership against any third parties with respect to such Vornado Loss and Expenses, and the Operating Partnership shall cooperate with the General

Partners (at no cost or liability to the Operating Partnership) in pursuing such claims against any third parties.

(f)                                    Termination of Representation and Warranty Indemnity, Disclosure Indemnity, Landlord Estoppel Indemnity and Transaction Indemnity.  Notwithstanding anything in this Agreement to the contrary, the indemnification under this Section 8.2 shall terminate and be extinguished forever on the date that is the last day of the Indemnity Period, unless and to the extent a written claim has been asserted and written notice thereof has been given to the Representatives pursuant to this Section 8.2 on or prior to such date.  If such a timely written claim has been made, the indemnification shall continue beyond the Indemnity Notice Date, but only with respect to such claim and only until the earlier of (i) the date such claim is satisfied pursuant to the Escrow Agreement or otherwise finally resolved, (ii) if legal action is taken with respect to such claim during the Indemnity Period, the date on which such claim is satisfied pursuant to the Escrow Agreement or otherwise finally resolved, or (iii) with respect to a claim for which no legal action has been taken during the Indemnity Period, twelve (12) months after the date on which the last settlement or other substantive discussions have taken place with respect to such claim, but in no event more than twenty-four (24) months after the end of the Indemnity Period.

(g)                                 The Operating Partnership to Act on Behalf of Vornado Disclosure Indemnified Persons.  All Vornado Disclosure Indemnified Persons agree to permit the Operating Partnership to represent them with respect to any Disclosure Claim Indemnity arising out of this Section 8.2.

8.3                               Escrow Agreement; Release of Escrow Units.  At the Closing, the Escrow Units shall be delivered by the Operating Partnership to the Escrow Agent under the Escrow Agreement, and such Escrow Units shall be available as and to the extent provided in the Escrow Agreement for satisfaction of (i) Representation and Warranty Loss and Expenses, (ii) Disclosure Loss and Expenses, (iii) General Partner Estoppel Loss and Expenses, (iv) Transaction Loss and Expenses, (v) the cost of enforcement pursuant to Section 8.5, and (vi) certain expenses of the Escrow Agent.  The Escrow Units shall be disbursed as provided in the Escrow Agreement.

8.4                               Indemnification of the Contributing Partners.

(a)                                  Indemnification.  Subject to the terms and conditions of this Agreement, the Company and the Operating Partnership jointly and severally agree to indemnify the Contributing Partners and their officers, directors, employees, shareholders, and affiliates, and their successors and permitted assigns (collectively, the “Contributing Partner Indemnified Persons”), from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities (excluding all consequential damages and including all reasonable attorneys’ fees and expenses, including reasonable expert fees and expenses) (the “Contributing Partner Loss and Expenses”) incurred by any of the Contributing Partner Indemnified Person or entity by reason of or arising out of (i) any breach as of the Closing Date of any representation and warranty made by Vornado in ARTICLE III of this Agreement, and (ii) any violation or alleged violation of any applicable securities laws or regulations in connection with the Transaction or the issuance of the Units therein, including in connection with any information statement, prospectus or registration statement filed with the Commission or distributed to the Partners in connection with the Transaction insofar as such Contributing Partner Loss and Expense arises out of, or is based upon, any untrue statement or alleged untrue statement or a material fact or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not materially misleading, in each case to the extent, but only to the extent, such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Vornado Provided Information to be included and set forth in any private placement memorandum, prospectus or registration statement filed with the Commission or distributed to the Partners in connection with the Transaction (the “Vornado Indemnity”); provided, however, that neither the Company, the Operating Partnership nor the VNO Transaction Sub shall be obligated to indemnify any of the Contributing Partners, and their officers, directors, employees, shareholders, and affiliates, and their successors and permitted assigns under this Section 8.4(a) to the extent that any the Contributing Partners Loss and Expenses result from the General Partner Provided Information.

(b)                                 Limitations on Liability.  Notwithstanding anything in this Agreement to the contrary, the Company, the Operating Partnership and the VNO Transaction Sub shall not be responsible for any of the Contributing Partner Loss and Expenses with respect to which indemnity is provided pursuant to Section 8.4(a)(i) (other than in respect of a breach of any such representation and warranty attributable to any claims asserted by any Partner, including the Representatives on behalf of the Partners, relating to violations or alleged violations of any applicable securities laws by the Company, the Operating Partnership or the VNO Transaction Sub in connection with the Transaction or the issuance of Units therein, for which the limitations of this Section 8.4(b) shall not apply) until the cumulative amount of such the Contributing Partner Loss and Expenses shall exceed $45,000 in which case the Company, the Operating Partnership and the VNO Transaction Sub shall be jointly and severally liable for all such Contributing Partner Loss and Expenses (from the first dollar of loss), subject to the limitation that the cumulative indemnity obligation of the Company, the Operating Partnership and the VNO Transaction Sub under Section 8.4(a)(i) shall not exceed $1,000,000 with respect to claims asserted in writing prior to the Indemnity Notice Date, but only to the extent such asserted claim becomes an actual Contributing Partner Loss and Expense.

(c)                                  Termination of Vornado Indemnity.  Notwithstanding anything in this Agreement to the contrary, the obligations of the Company, the Operating Partnership and the VNO Transaction Sub under Section 8.4(a) shall terminate and be extinguished forever on the Indemnity Notice Date, unless, and to the extent, in any such case written claim has been asserted on or prior to such date.  If such a timely written claim has been made, the indemnity obligations of the Company, the Operating Partnership and the VNO Transaction Sub shall continue beyond the Indemnity Notice Date, but only with respect to such claim and only until the earlier of (x) the date such claim is satisfied or otherwise finally resolved, (y) if legal action is taken with respect to such claim during the Indemnity Period, the date on which such claim is satisfied or otherwise finally resolved, or (z) with respect to a claim for which no legal action has been taken during the Indemnity Period, twelve (12) months after the date on which the last settlement or other substantive discussions have taken place with respect to such claim, but in no event more than twenty-four (24) months after the end of the Indemnity Period.

8.5                               Costs of Enforcement.  In the event that any dispute arises between the parties hereto as to the validity of any claim under Section 8.2, or any claim for indemnification under the Vornado Indemnity under Section 8.4, the non-prevailing party shall pay the reasonable legal fees and expenses of the prevailing party incurred in connection with such dispute (including expert and witness fees).  Any such legal fees and expenses required to be paid in respect of any such claim shall be included in any such loss and expenses satisfied as part thereof pursuant to the Escrow Agreement.

8.6                               Exclusive Remedies.

(a)                                  Notwithstanding anything in this Agreement, the Escrow Agreement or otherwise to the contrary, except for liabilities of the Contributing Partners under ARTICLE VIII of this Agreement (as and to the extent provided in the Escrow Agreement) and obligations that are intended to survive the Closing pursuant to the terms of this Agreement or any other agreement, instrument or document executed and delivered concurrently herewith or at or prior to the Closing, none of Contributing Partners, the Representatives or any of their officers, directors, employees, shareholders or affiliates shall have any liability after the Closing to the Company, the Operating Partnership, the VNO Transaction Sub or any of their affiliates with respect to any matters relating to the Transaction or otherwise contemplated by this Agreement.

(b)                                 Notwithstanding anything in this Agreement or otherwise to the contrary, except for liabilities of the Company, the Operating Partnership and the VNO Transaction Sub under ARTICLE VIII of this Agreement, liabilities under applicable securities laws and regulations and obligations that are intended to survive the Closing pursuant to the terms of this Agreement or any other agreement, instrument or document executed and delivered concurrently herewith or at or prior to the Closing, none of the Company, the Operating Partnership and the VNO Transaction Sub or any of their officers, directors, employees, shareholders or affiliates shall have any liability after the Closing to the Contributing Partners or any of their affiliates with respect to any matters relating to the Transaction or otherwise contemplated by this Agreement.

8.7                               No Right of Offset.  The parties hereto agree that, notwithstanding anything contained in the Vornado Partnership Agreement, as the same may be amended from time to time, in no event shall the Company, the Operating Partnership or the VNO Transaction Sub have any right of offset against any of the Contributing Partners or any of their officers, directors, employees, shareholders or affiliates under the Vornado Partnership Agreement or any other agreement to which they are a party with respect to any claim under arising under this Agreement or any other agreement, instrument or document executed and delivered concurrently herewith or at or prior to the Closing

(including any claim with respect to Representation and Warranty Loss and Expenses, Disclosure Loss and Expenses, General Partner Estoppel Loss and Expenses or Transaction Loss and Expenses).

8.8                               Recovery From Insurance Policies and Third Parties.  The amount of any Representation and Warranty Loss and Expenses, Disclosure Loss and Expenses, General Partner Estoppel Loss and Expenses or Transaction Loss and Expenses to be paid by any of the parties pursuant to ARTICLE VIII of this Agreement shall be reduced by the amount of recovery actually received by the indemnified party with respect to any applicable insurance policies or from persons or parties not parties to this Agreement or the Escrow Agreement.  If the Company or the Operating Partnership, at its option, has made a claim under any applicable insurance policies to recover any Representation and Warranty Loss and Expenses, Disclosure Loss and Expenses, General Partner Estoppel Loss and Expenses or Transaction Loss and Expenses, the Company or the Operating Partnership, as the case may be, shall not be entitled to recover from an indemnifying party any Representation and Warranty Loss and Expenses, Disclosure Loss and Expenses, General Partner Estoppel Loss and Expenses or Transaction Loss and Expenses, as the case may be, to the extent covered by such insurance claim, until such time as the insurance carrier has made a determination on the amount of the insurance claim coverage, if any (or, in the event a claim is made to an insurance carrier and such insurance carrier does not make a determination of the amount of the insurance claim coverage within one hundred eighty (180) days following the date on which such claim is made, the 181st day after which such insurance claim is made).  If the insurance carrier’s determination for such insurance claim is less than the amount of the indemnity claim claimed by the Company or the Operating Partnership, as the case may be, then the difference between (1) such of indemnity amount claimed by the Company or the Operating Partnership, as the case may be, and (ii) the amount of claim for which such insurance carrier has made a determination, shall be payable from the Escrow Units in accordance with this Agreement and the Escrow Agreement (and subject to the limitations provided herein and therein); provided, however, that once the insurance carrier has made a determination as to the amount of the insurance claim, neither the Company nor the Operating Partnership shall be obligated to pursue legal remedies to recover any further amounts under the applicable insurance policy.  In the event that an insurance carrier does not make a determination of the amount of the insurance claim coverage with respect to which an insurance claim is made within one hundred eighty (180) days of the date on which such claim is made, the Company and the Operating Partnership shall be entitled to recover from an indemnifying party under the terms of this Agreement and the Escrow Agreement from and after the 181st day alter which such insurance claim is made.

ARTICLE IX

THE CLOSING

9.1                               Transaction Expenses.  The following provisions shall apply to the allocation and payment of the following costs associated with the closing of the

Transaction and other expenses incurred by the parties in connection with this Agreement and the agreements, actions and transactions contemplated hereby:

(a)                                  Vornado shall pay the following expenses, and fifty percent (50%) of such expenses shall be deemed to be “Specified Vornado Transaction Costs,” and a corresponding adjustment to the number of Units issued to the Contributing Partners shall be made in accordance with Section 1.5(a)(i)(x):

(i)                                     All legal fees incurred by Vornado in connection with the Transaction (unless otherwise so provided in this Agreement);

(ii)                                  all of the transfer and recordation taxes in connection with the contribution of the Contributed Interests;

(iii)                               the fees and expenses payable to the respective escrow agent pursuant to the Deposit Escrow Agreement and the Escrow Agreement;

(iv)                              the fees and expenses of Hariton, Mancuso & Jones, P.C. relating to the preparation and delivery of the Subject Entity Financial Statements (to the extent that the same would not otherwise have been prepared by the Subject Entities) and the preparation and delivery of the Information Statement (including the cost of the “comfort letter” delivered to Vornado hereunder) in connection with the Transaction;

(v)                                 any other out-of-pocket fees and expenses incurred in the preparation and delivery of the Information Statement;

(vi)                              the fees and expenses payable to or at the direction of Bayerische Vereinsbank AG, New York Branch in connection with obtaining the consents described in Section 7.1(e);

(vii)                           the costs of all due diligence undertaken by Vornado in connection with the Transaction, including the cost of title searches, title insurance, surveys, environmental site assessments, engineering inspections and assessments, zoning due diligence and similar matters; and

(viii)                        all other out-of-pocket costs and expenses incurred by Vornado in connection with consummating the Transaction.

(b)                                 The General Partners shall pay the following expenses, and fifty percent (50%) of such expenses shall be deemed to be “Specified General Partner

Transaction Costs,” and a corresponding adjustment to the number of Units issued to the Contributing Partners shall be made in accordance with Section 1.5(a)(i)(y):

(i)                                     All legal fees incurred by the General Partners in connection with the Transaction (unless otherwise so provided in this Agreement);

(ii)                                  the fees and expenses of Stanger & Co. relating to the preparation and delivery of the Fairness Opinion; and

(iii)                               all other out-of-pocket costs and expenses incurred by the General Partners in connection with consummating the Transaction.

(c)                                  In consideration for certain internal costs incurred by Vornado in connection with the Transaction, an amount equal to one hundred percent (100%) of $200,000 shall be deemed a “Specified Vornado Transaction Cost,” and a corresponding adjustment to the number of Units issued to the Contributing Partners shall be made in accordance with Section 1.5(a)(i)(x).  If for any reason Closing shall fail to occur, the General Partners shall pay to Vornado, in addition to any other amounts that may be payable pursuant to this Agreement, a fee in the amount of $100,000.

9.2                               Prorations and Other Adjustments.  The items in subparagraphs (a) through (g) of this Section 9.2, and other customary items of income and expense, except as expressly provided below, shall be prorated as of 12:01 a.m. local time on the Closing Date (the “Proration Time”).  Each item shall be calculated and prorated on a building-by-building basis, with each item being allocated to (and only to) either the Geneva Property or the Paris Specific Property.  If any item cannot reasonably be allocated either to the Geneva Property or the Paris Specific Property, then such item shall be allocated for purposes of this Agreement in accordance with the Geneva Allocation (to the Geneva Property) and the Paris Allocation (to the Paris Specific Property).  If there is a credit to Vornado (i.e., a debit to the Contributing Partners) as a result of the net aggregate prorations, then the amount of such credit shall not be paid, but shall reduce the consideration to the Contributing Partners pursuant to Section 1.5(b)(i)(v) (if such credit is calculated with respect to the Geneva Property) or Section 1.5(c)(i)(v) (if such credit is calculated with respect to the Paris Specific Property).  If there is a debit to Vornado (i.e., a credit to the Contributing Partners) as a result of the net aggregate prorations, then the amount of such debit shall not be paid, but shall increase the consideration to the Contributing Partners pursuant to Section 1.5(b)(i)(v) (if such debit is calculated with respect to the Geneva Property) or Section 1.5(c)(i)(v) (if such debit is calculated with respect to the Paris Specific Property).

(a)                                  Cash and Cash Equivalents.  Vornado shall be debited (i.e., the Contributing Partners shall be credited) an amount equal to any cash and cash equivalents held by, on behalf of, or in accounts for the benefit of, any Subject Entity as of the Proration Time, including deposits made by any Subject Entity, reserves or escrows that are held by or for the benefit of the Subject Entities (other than security deposits as described in Section 9.2(e)).

(b)                                 Rentals and Pass-Throughs.

(i)                                     Rentals Received Prior to Closing.  Rentals actually collected prior to Closing shall be prorated as of the Proration Time.  Any such Rentals for the period after the Proration Time shall be a credit to Vornado.  For purposes of this Agreement, “Rentals” means fixed rentals, additional rentals, percentage rentals, escalation rentals, retroactive rentals, operating cost pass-throughs, parking revenues and other sums and charges payable by tenants under the Space Leases.

(ii)                                  Collection of Rentals After Closing.  Any Rentals collected after the Closing shall be retained by the Subject Entities for the benefit of Vornado and the other continuing members or partners of the Subject Entities.  For proration purposes, only the following receivables for Rentals as of the Proration Time shall be a debit to Vornado as follows: (1) the full face amount of such receivable in the case of a GSA lease; and (2) the full face amount of such receivable in the case of any other commercial lease, but only if there is no monetary default under such lease; and (3) in the case of any residential lease, if and only if such receivable is no more than one hundred twenty (120) days past due, an amount equal to the face amount of such receivable multiplied by the historical collection rate for receivables of like age at the applicable building.

(c)                                  Service Contracts.  Vornado shall be debited an amount equal to any regular charges under the Equipment Leases and the Operating Agreements that have been paid by the Subject Entities to the extent they are attributable to the period alter the Proration Time.  Vornado shall be credited an amount equal to any regular charges under the Equipment Leases and the Operating Agreements that have not been paid by the Subject Entities to the extent they are attributable to the period prior to the Proration Time.

(d)                                 Utilities.  Vornado shall be credited an amount equal to any unpaid charges for utilities at the Property as of the Proration Time (other than charges paid directly by tenants).  The General Partners shall use commercially reasonable efforts to cause the meters, if any, for such utilities to be read within three (3) business days before the Closing Date.  The charges for such utilities shall be prorated on the basis of such meter readings, except for the period after such meter readings until the Proration Time (or if such meter readings are not available) such charges shall be prorated on the basis of the most recently issued bills therefor which are based on meter readings.

(e)                                  Security Deposits.  All tenant security deposits required under the Space Leases (and interest thereon if required by law or contract to be earned thereon), shall remain on deposit with the Subject Entities at Closing, and shall not result in any debit or credit to Vornado.  To the extent that the Subject Entities do not hold such security deposits (and interest thereon) in a separate account, Vornado shall be credited an amount equal to such security deposits (and interest thereon if required by law or contract to be earned thereon).

(f)                                    Insurance Premiums.  Vornado shall be debited an amount equal to prepaid insurance premiums paid on insurance policies of the Subject Entities and attributable to the period after the Closing Date.

(g)                                 Tenant Improvements and Allowances.  Vornado shall be credited an amount equal to (i) the unpaid cost of all initial tenant improvements that arise in connection with the commencement of Space Leases entered into on or prior to the Execution Date, and (ii) all rebates, concessions, or offsets, and any and all other benefits and charges accrued and payable or allowable to any party by the landlord on or before the Closing Date under any Space Leases entered into on or before the Execution Date.

(h)                                 Ad Valorem Taxes and Other Operating Expenses.  Real and personal property ad valorem taxes and other operating expenses (except as otherwise provided herein) shall be prorated to the Proration Time, based on the actual number of days involved.  Any such taxes and operating expenses that are allocable to the period prior to the Proration Time that have not been paid shall be credited to Vornado, and Vornado shall be debited any such taxes and operating expenses that are allocable to the period after the Proration Time that have been paid.

(i)                                     Permitted Mortgage Debt.  Interest and other charges (other than principal) payable in respect of the Permitted Mortgage Debt shall be prorated to the Proration Time, based on the actual number of days involved.  Any such interest and other charges that are allocable to the period prior to the Proration Time that have not been paid shall be credited to Vornado.  The principal amount of the Permitted Mortgage Debt as of the Proration Time shall be a credit to Vornado as described in Section 1.5(b)(i)(v) or Section 1.5(c)(i)(v), as applicable.

9.3                               Prorations Procedures.  The General Partners shall provide to the VNO Transaction Sub such information and verification as may be reasonably requested by the VNO Transaction Sub in connection with the prorations and adjustments to be performed pursuant to Section 9.2.  The parties shall make these prorations and adjustments on the Closing Date measured as of the Proration Time using the best available information.  At Vornado’s election, the net proration amounts either (i) shall be finally estimated on the Closing Date and reasonably agreed to by the General Partners and Vornado, with no further adjustments after the Closing Date, or (ii) shall be estimated on the Closing Date by Vornado and shall be reasonably agreed to by the General Partners and Vornado as promptly as practicable after the Closing Date, with no further adjustments after the Closing Date.  If the parties proceed under clause (ii) of the preceding sentence, then the number of Units to be issued to each of the Contributing Partners shall be estimated on the Closing Date, but such Units shall not finally be issued until the final net prorations have been agreed upon, whereupon such Units shall be issued effective as of the Closing Date.

ARTICLE X

TERMINATION

10.1                        Termination.  At any time prior to the Closing, this Agreement may be terminated by:

(a)                                  the mutual written consent duly authorized by the Vornado Board and the General Partners;

(b)                                 Vornado (if none of the Company, the Operating Partnership or the VNO Transaction Sub is in breach of any of its material obligations hereunder) if the conditions set forth in Sections 7.1 or 7.2 for the consummation of the Transaction have not been fully satisfied by October 31, 2005 (or such later date as may be mutually agreed upon by the Company, the Operating Partnership and the General Partners) upon written notice to the other parties and without any further liability or obligation of any party to the other parties under this Agreement, except for any obligation or liability arising hereunder prior to the date of such termination, including in connection with any breach of this Agreement;

(c)                                  the General Partners (if the Contributing Partners are not in breach of any of their material obligations hereunder) if the conditions set forth in Sections 7.1 and 7.3 for the consummation of the Transaction have not been fully satisfied by October 31, 2005 (or such later date as may be mutually agreed upon by the Company, the Operating Partnership and the General Partners) upon written notice to the other parties and without any further liability or obligation of any party to the other parties under this Agreement, except for any obligation or liability arising hereunder prior to the date of such termination, including in connection with any breach of this Agreement;

(d)                                 Vornado (if none of the Company, the Operating Partnership or the VNO Transaction Sub is in breach of any of its material obligations hereunder) if there has been a knowing misrepresentation or a knowing breach of any representation or warranty as of the date hereof (or, with respect to representations which are expressly by the terms of this Agreement to be true and to be made as of the Closing, at any time) on the part of the General Partners set forth in this Agreement such that the condition set forth in Section 7.2(a) would not be satisfied; and

(e)                                  the General Partners (if the Contributing Partners are not in breach of any of their material obligations hereunder), if there has been a knowing misrepresentation or knowing breach of any representation or warranty as of the date hereof (or, with respect to representations which are expressly by the terms of this Agreement to be true and to be made as of the Closing, at any time) on the part of

Vornado set forth in this Agreement such that the condition set forth in Section 7.3(a) would not be satisfied;

(f)                                    either Vornado or the General Partners if any judgment, injunction, order, decree or action by any Governmental Entity of competent authority preventing the consummation of the Transaction shall have become final and nonappealable;

(g)                                 Vornado in accordance with the provisions of Section 2.3; and

(h)                                 the terms of Section 11.1, unless Vornado elects to proceed to Closing as set forth in such section.

ARTICLE XI

CASUALTY OR CONDEMNATION

11.1                        Material Casualty or Condemnation.  If all or a material part (as hereinafter defined) of the Property is damaged or destroyed by fire or other casualty, or is taken by power of condemnation or eminent domain, or process or purchase in lieu thereof, prior to the Closing Date, the General Partners shall promptly notify Vornado of the occurrence of such event and this Agreement shall terminate twenty (20) days after the date of such notice (or earlier if the Operating Partnership gives the General Partners a notice of termination), in which event the deposit and all earnings thereon deposited under the Deposit Escrow Agreement shall be released to the Operating Partnership, and neither party shall have any further rights against or obligations to the other hereunder except as expressly provided in this Agreement; provided that the Operating Partnership may elect by notice given to the General Partners within twenty (20) days of the date notice of the occurrence of such casualty or taking shall have been given to the Operating Partnership by the General Partners (and, notwithstanding anything else in this Agreement, the scheduled Closing hereunder shall be extended in order to provide to the Operating Partnership a complete 20-day period within which to make such election) to close hereunder without abatement or reduction of the Exchange Value (except to the extent of the deductible under the Subject Entities’ insurance coverage in the case of casualty, which deductible amount shall be a reduction in the Paris Exchange Value for a casualty affecting the Paris Property and the Geneva Exchange Value for a casualty affecting the Geneva Property).

11.2                        Immaterial Casualty or Condemnation.  If an immaterial part of one or more of the Property is damaged by fire or other casualty, or is taken by power of condemnation or eminent domain, or process or purchase in lieu thereof, prior to the Closing Date, this Agreement shall remain in full force and effect, the Operating Partnership shall be obligated to close hereunder without any abatement or reduction of the Exchange Value (except to the extent of the deductible under the Subject Entities’ insurance coverage in the case of casualty, which deductible amount shall be a reduction in the Paris Exchange Value for a casualty affecting the Paris Property and the Geneva Exchange Value for a casualty affecting the Geneva Property).

11.3                        Materiality.  For the purposes of this Section, “material” means, as to any casualty, damage or destruction that is reasonably estimated to cost more than $2,300,000 in the aggregate to repair, and, with respect to any condemnation or other taking, a taking that includes any portion of any building included within the Property or denies reasonable access to any Property in accordance with applicable law.

ARTICLE XII

GENERAL PROVISIONS

12.1                        Notices.  All notices, demands, requests or other communications that may be or are required to be given or made by either party to the other party pursuant to this Agreement shall be in writing and shall be hand delivered or transmitted by certified mail, express overnight mail or delivery service, or facsimile transmission to the parties at the addresses specified in Schedule 12.1 or such other address as the addressee may indicate by written notice to the other party.

Each notice, demand, request or communication that is given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the delivery receipt, the affidavit of messenger or (with respect to a facsimile) confirmation of transmission being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

12.2                        Specific Performance.  The parties agree that irreparable damages would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

12.3                        Further Assurances.  The General Partners hereby agree that they shall, at any time, prior to, at or after the Closing of the Transaction, duly execute and deliver to Vornado or VNO Transaction Sub any additional conveyances, assignments, documents aid instruments, and shall take or cause to be taken such further actions (including the making of filings), which Vornado may reasonably determine are necessary in connection with the consummation of the Transaction.  The failure of Vornado or VNO Transaction Sub to demand such conveyances, assignments, documents, instruments or actions at or before the Closing shall not affect the obligation of the General Partners to execute and deliver such conveyances, assignments, documents or instruments, or to take such actions, at any time, upon the demand of Vornado or VNO Transaction Sub.  From and after the Closing, each party shall afford to the other reasonable access to any and all information in its possession concerning the use or operation of the Property (including the right to copy same at the expense of the party desiring such copy) if required for purposes of any tax examination or audit.

12.4                        Consents.  If, under this Agreement, the consent of a party is required, the consent shall be in writing and shall be executed by a duly authorized officer or agent.

12.5                        Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder.  No person or entity (including any Contributing Partner) other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

12.6                        Construction.  Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than against the other.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.  The terms “hereof,” “hereby,” “herein,” “hereunder” and words of similar import shall be understood to refer to this Agreement as a whole and not to any specific clause, provision, paragraph, Section or Article of this Agreement.  The term “including” shall be understood to mean “including, without limitation.” References to Sections, Schedules, Exhibits and Annexes shall be understood to refer to the Sections, Schedules, Exhibits and Annexes of this Agreement, unless otherwise specified.

12.7                        Waiver of Jury Trial.  THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO JURY TRIAL IN THE EVENT ANY PARTY FILES AN ACTION RELATING TO THIS AGREEMENT OR TO THE TRANSACTIONS OR OBLIGATIONS CONTEMPLATED HEREUNDER.

12.8                        Governing Law; Submission to Jurisdiction; Service of Process.  This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating to such rights and obligations shall be governed by and construed under the laws of the Commonwealth of Virginia without regard to the conflicts of laws principles thereof.  Each of the parties hereto hereby (a) irrevocably and unconditionally submits to, the non-exclusive jurisdiction of the courts of the Commonwealth of Virginia and of the federal courts sitting in the Commonwealth of Virginia for the purposes of any action, suit or proceeding (including appeals to their respective appellate courts) arising out of this Agreement or the transactions contemplated hereby, and (b) (1) to the extent such party is not otherwise subject to service of process in the Commonwealth of Virginia to appoint and maintain an agent in the Commonwealth of Virginia as such party’s agent for acceptance of legal process and (2) to the fullest extent permitted by law, that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b) (1) or (2) above shall have the same legal force and effect as if served upon such party personally within the Commonwealth of Virginia.  Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the courts of the Commonwealth of Virginia or

(ii) the United States District Court for the Eastern District of Virginia (including appeals to their respective appellate courts), and hereby further irrevocably and unconditionally to the fullest extent permitted by law waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

12.9                        Headings.  Section and subSection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

12.10                 Assignment.  None of the parties hereto shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other parties hereto.  Any purported assignment contrary to the terms hereof shall be null, void and of no force and effect.

12.11                 Counterparts.  To facilitate execution, this Agreement may be executed in as many counterparts as may be required.  It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more of the counterparts.  All counterparts shall collectively constitute a single agreement.  It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereof.

12.12                 Severability.  If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said agreement so long as the economic and legal substance of the Transaction is not affected in any manner materially adverse to either party.

12.13                 Entire Agreement; Amendment.  The Annexes, Schedules and the Exhibits to this Agreement constitute integral parts hereof and are hereby incorporated into this Agreement as if fully set forth herein.  This Agreement and the other agreements to be entered into in accordance with the terms hereof contain the final and entire agreement between the parties hereto with respect to the Transaction, supersede all prior oral and written memoranda and agreements with respect to the matters contemplated herein, and are intended to be an integration of all prior negotiations and understandings.  The General Partners and Vornado shall not be bound by any terms, conditions, statements, warranties or representations, oral or written, not contained or referred to herein or therein.  No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

12.14                 No Waiver.  No delay or failure on the part of either party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right power or privilege or be construed as a waiver of any default or any acquiescence therein.  No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege.  No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

[Signatures on following pages]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered on its behalf as of the date first above written.

VORNADO REALTY TRUST

By:
Name:
Title:

VORNADO REALTY L.P.

By:	Vornado Realty Trust,
its general partner

By:
Name:
Title:

CESC ROSSLYN L.L.C.

By:
Name:
Title:

GENERAL PARTNERS:

Robert H. Smith

Robert P. Kogod

AMENDMENT

TO

CONTRIBUTION AGREEMENT

THIS AMENDMENT TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of June 27, 2005 among Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), Vornado Rosslyn LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership (the “VNO Transaction Sub”), and Robert H. Smith and Robert P. Kogod (each, a “General Partner”).

A.                                    The parties to this Amendment other than the VNO Transaction Sub entered into a Contribution Agreement dated May 12, 2005 (as amended to date, the “Existing Agreement”).

B.                                    The parties to this Amendment desire to amend the Existing Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.                                       Definitions.  Each capitalized term used but not defined in this Amendment shall have the meaning assigned to it in the Existing Agreement.

2.                                       VNO Transaction Sub.  The Existing Agreement was purportedly executed by CESC Rosslyn L.L.C., a Delaware limited liability company, as “VNO Transaction Sub.”  The correct name of the wholly owned subsidiary of the Operating Partnership that has been formed, pursuant to a Certificate of Formation filed with the Delaware Secretary of State on May 20, 2005, is “Vornado Rosslyn LLC.”  Notwithstanding anything to the contrary in the Existing Agreement, (i) the term “VNO Transaction Sub” shall refer exclusively to Vornado Rosslyn LLC, a Delaware limited liability company, (ii) any representations or warranties of Vornado in the Existing Agreement shall be qualified by the fact that the VNO Transaction Sub was not formed prior to May 20, 2005, and (iii) the VNO Transaction Sub confirms, by its execution of this Amendment, that it has agreed to be bound by all of the provisions of the Existing Agreement, as modified by this Amendment.

3.                                       Study Period.  Notwithstanding Section 2.1 of the Existing Agreement, the Study Period shall be extended until July 8, 2005 for all purposes under the Agreement.

4.                                       Specified General Partner Transaction Costs.  Notwithstanding the provisions of the Existing Agreement, including Sections 1.5(b)(i)(y), 1.5(c)(i)(y), and 9.1(b) thereof, (i) Vornado shall pay the expenses listed in Section 9.1(b) of the Existing Agreement, (ii) notwithstanding the foregoing clause (i), if the

Agreement shall terminate without consummation of Closing, then Vornado shall have no further obligation to pay any expenses listed in Section 9.1(b) of the Existing Agreement (regardless of whether such expenses are then due and payable), and the General Partners shall be solely responsible for any such expenses, and the General Partners shall promptly reimburse Vornado for any amounts paid by Vornado in respect to the expenses listed in Section 9.1(b) of the Existing Agreement, and (iii) in calculating the Units to be issued at Closing under Section 1.5 of the Existing Agreement, the Specified General Partner Transaction Costs shall be treated as Specified Vornado Transaction Costs (i.e., an amount equal to 50% of the expenses payable by Vornado under the foregoing clause (i) shall reduce the consideration payable by Vornado pursuant to Section 1.5(b)(i)(x) and Section 1.5(c)(i)(x) of the Existing Agreement).

5.                                       Ratification.  Except as expressly modified by this Amendment, the Existing Agreement shall continue in full force and effect in accordance with its terms.  References in the Existing Agreement or in this Amendment to the “Agreement” shall be deemed to be references to the Existing Agreement as modified by this Amendment.

6.                                       Counterparts; Execution By Facsimile.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one agreement.  Execution and delivery of this Amendment by facsimile shall be sufficient for all purposes and shall be binding on any person who so executes and delivers this Amendment.

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf as of the date first above written.

VORNADO REALTY TRUST

By:
Name:
Title:

VORNADO REALTY L.P.

By: Vornado Realty Trust,
its general partner

By:
Name:
Title:

VORNADO ROSSLYN LLC

By: Vornado Realty L.P.
By: Vornado Realty Trust

By:
Name:
Title:

GENERAL PARTNERS:

Robert H. Smith

Robert P. Kogod

3

SECOND AMENDMENT

TO

CONTRIBUTION AGREEMENT

THIS SECOND AMENDMENT TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of July 8, 2005 among Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), Vornado Rosslyn LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership (the “VNO Transaction Sub”), and Robert H. Smith and Robert P. Kogod (each, a “General Partner”).

A.                                    The parties to this Amendment entered into a Contribution Agreement dated May 12, 2005, as amended by an Amendment to Contribution Agreement dated June 27, 2005 (the “Existing Agreement”).

B.                                    The parties to this Amendment desire to further amend the Existing Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.                                       Definitions.  Each capitalized term used but not defined in this Amendment shall have the meaning assigned to it in the Existing Agreement.

2.                                       Study Period.  Notwithstanding Section 2.1 of the Existing Agreement, the Study Period shall be extended until July 15, 2005 for all purposes under the Agreement.

3.                                       Ratification.  As expressly modified by this Amendment, the Existing Agreement shall continue in full force and effect in accordance with its terms.  References in the Existing Agreement or in this Amendment to the “Agreement” shall be deemed to be references to the Existing Agreement as modified by this Amendment.

4.                                       Counterparts; Execution By Facsimile.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one agreement.  Execution and delivery of this Amendment by facsimile shall be sufficient for all purposes and shall be binding on any person who so executes and delivers this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf as of the date first above written.

VORNADO REALTY TRUST

By:
Name:
Title:

VORNADO REALTY L.P.

By: Vornado Realty Trust,
its general partner

By:
Name:
Title:

VORNADO ROSSLYN LLC

By: Vornado Realty L.P.
By: Vornado Realty Trust

By:
Name:
Title:

GENERAL PARTNERS:

Robert H. Smith

Robert P. Kogod

2

THIRD AMENDMENT

TO

CONTRIBUTION AGREEMENT

THIS THIRD AMENDMENT TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of July 15, 2005 among Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), Vornado Rosslyn LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership (the “VNO Transaction Sub”), and Robert H. Smith and Robert P. Kogod (each, a “General Partner”).

A.                                    The parties to this Amendment entered into a Contribution Agreement dated May 12, 2005, as amended by an Amendment to Contribution Agreement dated June 27, 2005 and by a Second Amendment to Contribution Agreement dated July 8, 2005 (the “Existing Agreement”).

B.                                    The parties to this Amendment desire to further amend the Existing Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.                                       Definitions.  Each capitalized term used but not defined in this Amendment shall have the meaning assigned to it in the Existing Agreement.

2.                                       Study Period.  Notwithstanding Section 2.1 of the Existing Agreement, the Study Period shall be extended until July 22, 2005 for all purposes under the Agreement.

3.                                       Ratification.  As expressly modified by this Amendment, the Existing Agreement shall continue in full force and effect in accordance with its terms.  References in the Existing Agreement or in this Amendment to the “Agreement” shall be deemed to be references to the Existing Agreement as modified by this Amendment.

4.                                       Counterparts; Execution By Facsimile.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one agreement.  Execution and delivery of this Amendment by facsimile shall be sufficient for all purposes and shall be binding on any person who so executes and delivers this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf as of the date first above written.

VORNADO REALTY TRUST

By:
Name:
Title:

VORNADO REALTY L.P.

By: Vornado Realty Trust,
its general partner

By:
Name:
Title:

VORNADO ROSSLYN LLC

By: Vornado Realty L.P.
By: Vornado Realty Trust

By:
Name:
Title:

GENERAL PARTNERS:

Robert H. Smith

Robert P. Kogod

2

FOURTH AMENDMENT

TO

CONTRIBUTION AGREEMENT

THIS FOURTH AMENDMENT TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of July 22, 2005 among Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), Vornado Rosslyn LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership (the “VNO Transaction Sub”), and Robert H. Smith and Robert P. Kogod (each, a “General Partner”).

A.                                    The parties to this Amendment entered into a Contribution Agreement dated May 12, 2005, as amended by an Amendment to Contribution Agreement dated June 27, 2005 and by a Second Amendment to Contribution Agreement dated July 8, 2005 and by a Third Amendment to Contribution Agreement dated July 15, 2005 (the “Existing Agreement”).

B.                                    The parties to this Amendment desire to further amend the Existing Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.                                       Definitions.  Each capitalized term used but not defined in this Amendment shall have the meaning assigned to it in the Existing Agreement.

2.                                       Study Period.  Notwithstanding Section 2.1 of the Existing Agreement, the Study Period shall be extended until July 29, 2005 for all purposes under the Agreement.

3.                                       Ratification.  As expressly modified by this Amendment, the Existing Agreement shall continue in full force and effect in accordance with its terms.  References in the Existing Agreement or in this Amendment to the “Agreement” shall be deemed to be references to the Existing Agreement as modified by this Amendment.

4.                                       Counterparts; Execution By Facsimile.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one agreement.  Execution and delivery of this Amendment by facsimile shall be sufficient for all purposes and shall be binding on any person who so executes and delivers this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf as of the date first above written.

VORNADO REALTY TRUST

By:
Name:
Title:

VORNADO REALTY L.P.

By: Vornado Realty Trust,
its general partner

By:
Name:
Title:

VORNADO ROSSLYN LLC

By: Vornado Realty L.P.
By: Vornado Realty Trust

By:
Name:
Title:

GENERAL PARTNERS:

Robert H. Smith

Robert P. Kogod

2

FIFTH AMENDMENT

TO

CONTRIBUTION AGREEMENT

THIS FIFTH AMENDMENT TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of July 29, 2005 among Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), Vornado Rosslyn LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership (the “VNO Transaction Sub”), and Robert H. Smith and Robert P. Kogod (each, a “General Partner”).

A.                                    The parties to this Amendment entered into a Contribution Agreement dated May 12, 2005, as amended by an Amendment to Contribution Agreement dated June 27, 2005, a Second Amendment to Contribution Agreement dated July 8, 2005, a Third Amendment to Contribution Agreement dated July 15, 2005 and a Fourth Amendment to Contribution Agreement dated July 22, 2005 (the “Existing Agreement”).

B.                                    The parties to this Amendment desire to further amend the Existing Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.                                       Definitions.  Each capitalized term used but not defined in this Amendment shall have the meaning assigned to it in the Existing Agreement.

2.                                       Study Period.  Notwithstanding Section 2.1 of the Existing Agreement, the Study Period shall be extended until August 5, 2005 for all purposes under the Agreement.

3.                                       Ratification.  As expressly modified by this Amendment, the Existing Agreement shall continue in full force and effect in accordance with its terms.  References in the Existing Agreement or in this Amendment to the “Agreement” shall be deemed to be references to the Existing Agreement as modified by this Amendment.

4.                                       Counterparts; Execution By Facsimile.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one agreement.  Execution and delivery of this Amendment by facsimile shall be sufficient for all purposes and shall be binding on any person who so executes and delivers this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf as of the date first above written.

VORNADO REALTY TRUST

By:
Name:
Title:

VORNADO REALTY L.P.

By: Vornado Realty Trust,
its general partner

By:
Name:
Title:

VORNADO ROSSLYN LLC

By: Vornado Realty L.P.
By: Vornado Realty Trust

By:
Name:
Title:

GENERAL PARTNERS:

Robert H. Smith

Robert P. Kogod

2

SIXTH AMENDMENT

TO

CONTRIBUTION AGREEMENT

THIS SIXTH AMENDMENT TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of August 3, 2005 among Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), Vornado Rosslyn LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership (the “VNO Transaction Sub”), and Robert H. Smith and Robert P. Kogod (each, a “General Partner”).

A.                                    The parties to this Amendment entered into a Contribution Agreement dated May 12, 2005, as amended by an Amendment to Contribution Agreement dated June 27, 2005, a Second Amendment to Contribution Agreement dated July 8, 2005, a Third Amendment to Contribution Agreement dated July 15, 2005, a Fourth Amendment to Contribution Agreement dated July 22, 2005 and a Fifth Amendment to Contribution Agreement dated July 29, 2005 (the “Existing Agreement”).

B.                                    The parties to this Amendment desire to further amend the Existing Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.                                       Definitions.  Each capitalized term used but not defined in this Amendment shall have the meaning assigned to it in the Existing Agreement.

2.                                       Consideration.

a.                                       Exchange Value.  Section 1.5(a) of the Existing Agreement is hereby amended by deleting “$170,200,000” and replacing it with “$166,700,000”.

b.                                      Paris Allocation.  Section 1.5(a)(iv) of the Existing Agreement is hereby amended by deleting “58.871915%” and replacing it with “59.4481106%”.

c.                                       Geneva Allocation.  Section 1.5(a)(v) of the Existing Agreement is hereby amended by deleting “41.128085%” and replacing it with “40.5518894%”.

3.                                       Deemed Value Per Unit.  The last sentence of Section 1.5(b)(i) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:  “For purposes of this Agreement, the “Deemed Value” per Unit shall be $77.70.”  Section 1.5(b)(iii) of the Existing Agreement is hereby deleted.  Section 1.3 of the Existing Agreement is hereby amended by deleting “, subject to Section 1.5(b)(iii),”.

4.                                       End of Study Period; Additional Deposit.

a.                                       Notwithstanding Section 2.1 of the Existing Agreement, the parties acknowledge and agree that the Study Period shall end on August 3, 2005 for all purposes of the Agreement.  From and after the full execution and delivery of this Amendment, Vornado shall be deemed to have waived its termination right under Section 2.3 of the Agreement.

b.                                      Notwithstanding anything to the contrary in Section 2.5 of the Agreement, Vornado shall increase the deposit under the Deposit Escrow Agreement to $2,500,000 by transferring an additional cash deposit of $1,250,000 to the escrow agent under the Deposit Escrow Agreement within two (2) business days after full execution and delivery of this Amendment.

5.                                       Modification of Certain Dates and Time Periods.

a.                                       Section 1.3 of the Existing Agreement is hereby amended by deleting “July 29, 2005” in the eighth line and replacing it with “September 9, 2005”.  Section 1.3 of the Existing Agreement is hereby amended by deleting “60 days” in the eleventh line and replacing it with “30 days”.

b.                                      Section 6.13(c) of the Existing Agreement is hereby amended by deleting “August 31, 2005” and replacing it with “October 10, 2005”.

c.                                       Sections 10.1(b) and 10.1(c) of the Existing Agreement are each hereby amended by deleting “October 31, 2005” and replacing it with “October 10, 2005”.

6.                                       Ratification.  As expressly modified by this Amendment, the Existing Agreement shall continue in full force and effect in accordance with its terms.  References in the Existing Agreement or in this Amendment to the “Agreement” shall be deemed to be references to the Existing Agreement as modified by this Amendment.

7.                                       Counterparts; Execution By Facsimile.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one agreement.  Execution and delivery of this Amendment by facsimile shall be sufficient for all purposes and shall be binding on any person who so executes and delivers this Amendment.

8.                                       Business Day.  If the last day of any time period under the Agreement, or the deadline for performance of any obligation under the Agreement, falls on a day that is not a business day, then such last day or deadline shall automatically be extended to the next business day.

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf as of the date first above written.

VORNADO REALTY TRUST

By:
Name:
Title:

VORNADO REALTY L.P.

By: Vornado Realty Trust,
its general partner

By:
Name:
Title:

VORNADO ROSSLYN LLC

By: Vornado Realty L.P.
By: Vornado Realty Trust

By:
Name:
Title:

GENERAL PARTNERS:

Robert H. Smith

Robert P. Kogod

3

SEVENTH AMENDMENT

TO

CONTRIBUTION AGREEMENT

THIS SEVENTH AMENDMENT TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of October 7, 2005 among Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), Vornado Rosslyn LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership (the “VNO Transaction Sub”), and Robert H. Smith and Robert P. Kogod (each, a “General Partner”).

A.                                    The parties to this Amendment entered into a Contribution Agreement dated May 12, 2005, as amended by an Amendment to Contribution Agreement dated June 27, 2005, a Second Amendment to Contribution Agreement dated July 8, 2005, a Third Amendment to Contribution Agreement dated July 15, 2005, a Fourth Amendment to Contribution Agreement dated July 22, 2005, a Fifth Amendment to Contribution Agreement dated July 29, 2005 and a Sixth Amendment to Contribution Agreement dated August 3, 2005 (the “Existing Agreement”).

B.                                    The parties to this Amendment desire to further amend the Existing Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.                                       Definitions.  Each capitalized term used but not defined in this Amendment shall have the meaning assigned to it in the Existing Agreement.

2.                                       Modification of Certain Dates and Time Periods.

a.                                       Section 1.3 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“1.3                         Closing. The consummation of the Transaction described in Section 1.1 (“Closing”) shall take place on such date and time as the Company and the Operating Partnership may select by at least five (5) days’ prior notice to the General Partners; provided, however, that (subject to the satisfaction or waiver of the applicable conditions to the Closing set forth in ARTICLE VII) the Closing Date shall be no later than November 11, 2005, unless the Operating Partnership and the General Partners shall otherwise agree (the “Closing Date”).  The Closing shall be effective as of 12:01 A.M. on the Closing Date unless the parties otherwise agree (“Effective Date”).  The Closing shall be held at the offices of Arnold & Porter LLP, 555 12th Street, N.W., Washington, D.C. 20004, or at such other location as the parties may agree.”

b.                                      Section 6.13(c) of the Existing Agreement is hereby amended by deleting “October 10, 2005” and replacing it with “November 11, 2005”.

c.                                       Sections 10.1(b) and 10.1(c) of the Existing Agreement are each hereby amended by deleting “October 10, 2005” and replacing it with “November 11, 2005”.

3.                                       Ratification.  As expressly modified by this Amendment, the Existing Agreement shall continue in full force and effect in accordance with its terms.  References in the Existing Agreement or in this Amendment to the “Agreement” shall be deemed to be references to the Existing Agreement as modified by this Amendment.

4.                                       Counterparts; Execution By Facsimile.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one agreement.  Execution and delivery of this Amendment by facsimile shall be sufficient for all purposes and shall be binding on any person who so executes and delivers this Amendment.

[signatures on following page]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf as of the date first above written.

VORNADO REALTY TRUST

By:
Name:
Title:

VORNADO REALTY L.P.

By: Vornado Realty Trust,
its general partner

By:
Name:
Title:

VORNADO ROSSLYN LLC

By: Vornado Realty L.P.
By: Vornado Realty Trust

By:
Name:
Title:

GENERAL PARTNERS:

Robert H. Smith

Robert P. Kogod

3

EIGHTH AMENDMENT

TO

CONTRIBUTION AGREEMENT

THIS EIGHTH AMENDMENT TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of November 11, 2005 among Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), Vornado Rosslyn LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership (the “VNO Transaction Sub”), and Robert H. Smith and Robert P. Kogod (each, a “General Partner”).

A.                                    The parties to this Amendment entered into a Contribution Agreement dated May 12, 2005, as amended by an Amendment to Contribution Agreement dated June 27, 2005, a Second Amendment to Contribution Agreement dated July 8, 2005, a Third Amendment to Contribution Agreement dated July 15, 2005, a Fourth Amendment to Contribution Agreement dated July 22, 2005, a Fifth Amendment to Contribution Agreement dated July 29, 2005, a Sixth Amendment to Contribution Agreement dated August 3, 2005 and a Seventh Amendment to Contribution Agreement dated October 7, 2005 (the “Existing Agreement”).

B.                                    The parties to this Amendment desire to further amend the Existing Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.                                       Definitions.  Each capitalized term used but not defined in this Amendment shall have the meaning assigned to it in the Existing Agreement.

2.                                       Modification of Certain Dates and Time Periods.

a.                                       Section 1.3 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“1.3                         Closing. The consummation of the Transaction described in Section 1.1 (“Closing”) shall take place on such date and time as the Company and the Operating Partnership may select by at least five (5) days’ prior notice to the General Partners; provided, however, that (subject to the satisfaction or waiver of the applicable conditions to the Closing set forth in ARTICLE VII) the Closing Date shall be no later than December 1, 2005, unless the Operating Partnership and the General Partners shall otherwise agree (the “Closing Date”).  The Closing shall be effective as of 12:01 A.M. on the Closing Date unless the parties otherwise agree (“Effective Date”).  The Closing shall be held at the offices of Arnold & Porter LLP, 555 12th Street, N.W., Washington, D.C. 20004, or at such other location as the parties may agree.”

b.                                      Section 6.13(c) of the Existing Agreement is hereby amended by deleting “November 11, 2005” and replacing it with “December 1, 2005”.

c.                                       Sections 10.1(b) and 10.1(c) of the Existing Agreement are each hereby amended by deleting “November 11, 2005” and replacing it with “December 1, 2005”.

3.                                       Transaction Costs.  To the extent that any Specified Vornado Transaction Costs or Specified General Partner Transaction Costs, as defined in Section 9.1 of the Existing Agreement, are not finally established on the Closing Date, such amounts shall be treated in the same manner as net proration amounts pursuant to Section 9.3 of the Existing Agreement; i.e., such transaction costs will be estimated on the Closing Date using the best available information, and if the parties proceed under clause (ii) of the third sentence of Section 9.3, the number of Units will be finalized as promptly as practicable after the Closing Date based on the final transaction costs as reasonably agreed by the General Partners and Vornado.

4.                                       Ratification.  As expressly modified by this Amendment, the Existing Agreement shall continue in full force and effect in accordance with its terms.  References in the Existing Agreement or in this Amendment to the “Agreement” shall be deemed to be references to the Existing Agreement as modified by this Amendment.

5.                                       Counterparts; Execution By Facsimile.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one agreement.  Execution and delivery of this Amendment by facsimile shall be sufficient for all purposes and shall be binding on any person who so executes and delivers this Amendment.

[signatures on following page]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf as of the date first above written.

VORNADO REALTY TRUST

By:
Name:
Title:

VORNADO REALTY L.P.

By: Vornado Realty Trust,
its general partner

By:
Name:
Title:

VORNADO ROSSLYN LLC

By: Vornado Realty L.P.
By: Vornado Realty Trust

By:
Name:
Title:

GENERAL PARTNERS:

Robert H. Smith

Robert P. Kogod

3

NINTH AMENDMENT

TO

CONTRIBUTION AGREEMENT

THIS NINTH AMENDMENT TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of December 8, 2005 among Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), Vornado Rosslyn LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership (the “VNO Transaction Sub”), and Robert H. Smith and Robert P. Kogod (each, a “General Partner”).

A.                                    The parties to this Amendment entered into a Contribution Agreement dated May 12, 2005, as amended by an Amendment to Contribution Agreement dated June 27, 2005, a Second Amendment to Contribution Agreement dated July 8, 2005, a Third Amendment to Contribution Agreement dated July 15, 2005, a Fourth Amendment to Contribution Agreement dated July 22, 2005, a Fifth Amendment to Contribution Agreement dated July 29, 2005, a Sixth Amendment to Contribution Agreement dated August 3, 2005, a Seventh Amendment to Contribution Agreement dated October 7, 2005 and an Eighth Amendment to Contribution Agreement dated November 11, 2005 (the “Existing Agreement”).

B.                                    The parties to this Amendment desire to further amend the Existing Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.                                       Definitions.  Each capitalized term used but not defined in this Amendment shall have the meaning assigned to it in the Existing Agreement.

2.                                       Modification of Certain Dates and Time Periods.

a.                                       Section 1.3 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“1.3                         Closing. The consummation of the Transaction described in Section 1.1 (“Closing”) shall take place on such date and time as the Company and the Operating Partnership may select by at least five (5) days’ prior notice to the General Partners; provided, however, that (subject to the satisfaction or waiver of the applicable conditions to the Closing set forth in ARTICLE VII) the Closing Date shall be no later than December 21, 2005, unless the Operating Partnership and the General Partners shall otherwise agree (the “Closing Date”).  The Closing shall be effective as of 12:01 A.M. on the Closing Date unless the parties otherwise agree (“Effective Date”).  The Closing shall be held at the offices of Arnold & Porter LLP, 555 12th Street, N.W., Washington, D.C. 20004, or at such other location as the parties may agree.”

b.                                      Section 6.13(c) of the Existing Agreement is hereby amended by deleting “December 1, 2005” and replacing it with “December 21, 2005”.

c.                                       Sections 10.1(b) and 10.1(c) of the Existing Agreement are each hereby amended by deleting “December 1, 2005” and replacing it with “December 21, 2005”.

3.                                       Ratification.  As expressly modified by this Amendment, the Existing Agreement shall continue in full force and effect in accordance with its terms.  References in the Existing Agreement or in this Amendment to the “Agreement” shall be deemed to be references to the Existing Agreement as modified by this Amendment.

4.                                       Counterparts; Execution By Facsimile.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one agreement.  Execution and delivery of this Amendment by facsimile shall be sufficient for all purposes and shall be binding on any person who so executes and delivers this Amendment.

[signatures on following page]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf as of the date first above written.

VORNADO REALTY TRUST

By:
Name:
Title:

VORNADO REALTY L.P.

By: Vornado Realty Trust,
its general partner

By:
Name:
Title:

VORNADO ROSSLYN LLC

By: Vornado Realty L.P.
By: Vornado Realty Trust

By:
Name:
Title:

GENERAL PARTNERS:

Robert H. Smith

Robert P. Kogod

3